STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Bradley J. Wojcik and Holly M. Wojcik, individuals residing in Granite Bay, California, and shareholders of the Company (individually and collectively referred to as "Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 16,487 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-10 and C-57 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $187,010.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Bradley J. and Holly M. Wojcik
                                8605 Woodrock Way
                                Granite Bay, California   95746



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature:  /s/ Bradley J. Wojcik

                              Printed Name: Bradley J. Wojcik

                              Signature:  /s/ Holly M. Wojcik

                              Printed Name:  Holly M. Wojcik


Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and BT Alex Brown, Inc., Custodian for the benefit of Stephen G. Turner, Rollover - IRA dated February 10, 1997, a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

         1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 97,628 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-58 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $1,614,863.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller: BT Alex Brown, Inc., Custodian for the benefit of Stephen G. Turner, Roth - IRA dated February 10, 1997
                                Seneca Capital Management
                                909 Montgomery Street, #500
                                San Francisco, California   94133




         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ BT Alex Brown c/4
                                         Stephen G. Turner IRA
                                         E. Darlene Lewis, POA VP

                              Printed Name: E. Darlene Lewis



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and K.J. Townsend and
E. Townsend, Trustees under The Townsend Trust dated Ausgust 30, 1995, individuals residing in Roseville, California, and shareholders of the Company ("collectively and indivually referred to as "Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 13,987 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-8 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $158,652.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller: K.J. Townsend and E. Townsend, Trustees The Townsend Trust dated August 30, 1995 7281 Acorn Glenn Loop
                                Roseville, California   95747-8156


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature:/s/ K.J. Townsend

                              Printed Name: K.J. Townsend, Trustee under The
                                            Townsend Trust dated August 30, 1995



Company:                      Horizon Vision Center, Inc.

                                    By:/s/ David P. Bates III

                                    Printed Name:  David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Beatrice Sandler, Trustee under the Beatrice Sandler Trust, and shareholder of the Company (collectively referred to as "Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 25,000 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-12 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $283,571.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Beatrice Sandler
                                Trustee, Beatrice Sandler Trust
                                18607 Aceituno Street
                                San Diego, California   92128

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Beatrice Sandler

                              Printed Name:  Beatrice Sandler
                                             Trustee, Beatrice Sandler Trust



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and James Douglas Reed, an individual residing in Folsom, California, and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,763 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-73 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,997.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         James Douglas Reed
                                157 Cascade Falls Drive
                                Folsom, California   95630


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ James Douglas Reed

                              Printed Name: James Douglas Reed



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Elizabeth Jeane Reed, an individual residing in Folsom, California, and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,763 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-74 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,997.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Elizabeth Jean Reed
                                157 Cascade Falls Drive
                                Folsom, California   95630


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature:  /s/ Elizabeth  Jeane  Reed
                              Printed Name: Elizabeth  Jeane  Reed



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Panda Investments, LLC, a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 16,458 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-11 and C-54 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $186,681.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Panda Investments, LLC
                                P.O. Box 560
                                Carmichael, California   95609-0560



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Panda  Investments,  LLC by OR
                                             (per authorization of Trustees)

                              Printed Name: Panda  Investments,  LLC
                                            Omer Rains


Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name:David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By:/s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Carter Nice, an individual residing in Sacramento, California and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 15,000 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-7 and C-53 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $170,143.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Carter Nice
                                7729 Rio Barco Way
                                Sacramento, California   95831


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Carter Nice

                              Printed Name: Carter Nice

Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and C.G. Neff, Jr., an individual residing in Zephyr Cove, Nevada and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 5,000 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-6 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $56,714.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         C.G. Neff, Jr.
                                600 Highway 50, Pinewild Unit 127
                                Zephyr Cove, Nevada   89448



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ C.G. Neff,  Jr.

                              Printed Name: C.G. Neff,  Jr.



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name:  David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Frank T. Moormand and Luthera R. Moorman, individuals residing in Sacramento, California, shareholders of the Company (collectively and individually referred to as "Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 16,438 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-5 and C-52 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $186,454.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Frank T. or Luthera R. Moorman
                                3324 Club Lane
                                Sacramento, California   95821

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Frank T. Moormand

                              Printed Name: Frank T. Moormand

                              Signature: /s/ Luthera R. Moormand

                              Printed Name: Luthera R. Moormand



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Kenneth V. Miselis, an individual residing in Stockton, California and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 27,811 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-15 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $315,456 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Kenneth V. Miselis, M.D.
                                5762 Acorn Court
                                Stockton, California  95212



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Kenneth V. Miselis, M.D.

                              Printed Name: Kenneth V. Miselis, M.D.



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Wayne L. Marsh and Barbara K. Koerner, individuals residing in Sacramento, California, shareholders of the Company (collectively and individually referred to as "Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

         1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 14,030 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-9 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $159,140.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Wayne L. Marsh and Barbara K. Koener
                                2840 Echo Way
                                Sacramento, California   95821

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Wayne L. Marsh

                              Printed Name: Wayne L. Marsh

                              Signature: /s/ Barbara K. Koerne

                              Printed Name: Barbara K. Koerne

Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title:President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Sandra E. and Mark
R. Mandel, Trustees under Trust Agreement dated April 12, 1989, and shareholders of the Company (collectively and individually referred to as "Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

         1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 13,942 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-20 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $158,142.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller: Sandra E. Mandel and Mark R. Mandel Trustees under Trust Agreement dated April 12, 1989
                                680 Brewer Road
                                Hillsborough, California   94010

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Sandra E. Mandel

                              Printed Name: Sandra E. Mandel, Trustees under
                                           Trust Agreement dated April 12, 1989

                              Signature: /s/ Mark R. Mandel

                              Printed Name:Mark R. Mandel, Trustees under
                                           Trust Agreement dated April 12, 1989



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase  Agreement (this "Agreement") is entered into to be
effective   as  of  September 1, 1999 (the "Effective Time"), among PrimeSight,
L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Scott B. Lee, an individual residing in Winters, California, and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

         1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 14,000 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-4 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $158,800.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Scott B. Lee
                                26090 Country Road 34
                                Winters, California   95694


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Scott B. Lee

                              Printed Name: Scott B. Lee



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By:/s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Jill G. Kennedy, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 14,352 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-14 and C-89 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $162,793.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Jill G. Kennedy
                                1385 Yale Avenue
                                Salt Lake City, Utah   84105



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Jill G. Kennedy

                              Printed Name: Jill G. Kennedy



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Laura G. Kennedy, an individual residing in Farmington, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-79 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Laura G. Kennedy
                                465 W. Honey Bee Circle
                                Farmington, Utah   84025



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature:/s/ Laura G. Kennedy

                              Printed Name: Laura G. Kennedy



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and John Paul Kennedy, an individual residing in Farmington, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-80 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         John Paul Kennedy
                                465 W. Honey Bee Circle
                                Farmington, Utah   84025



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ John Paul Kennedy

                              Printed Name: John Paul Kennedy



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Robert P. Kennedy, an individual residing in Farmington, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-81 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Robert P. Kennedy
                                465 W. Honey Bee Circle
                                Farmington, Utah   84025



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Laura Kennedy

                              Printed Name: Laura Kennedy, Parent Guardian for
                                Robert P. Kennedy, a Minor, Age 1 Year



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Robert J. Hardy, M.D., Inc., Profit Sharing Plan and Trust, a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 25,000 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-3 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $283,571.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         [INSERT SELLER'S ADDRESS]





         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Robert J. Hardy, M.D.

                               Printed Name: Robert J. Hardy, M.D., Trustee,
                                Robert J. Hardy, M.D., Inc., Profit Sharing Plan and Trust



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and David S. Grodin, an individual residing in San Leandro, California and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 7,576 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-61 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $85,933.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         David S. Grodin
                                15134 Andover Street
                                San Leandro, California    94579



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ David S. Grodin

                              Printed Name: David S. Grodin



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and John Benjamin Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-99 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         John Benjamin Griffin
                                3018 North Comanche Lane
                                Provo, Utah   84604

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature:/s/John R. Griffin

                              Printed Name: John R. Griffin, Parent Guardian for
                                     John Benjamin Griffin, A Minor, Age 1 week



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name:  David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Katherine Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-78 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Katherine Griffin
                                1110 East 300 South
                                Provo, Utah   84606

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ John R. Griffin

                              Printed Name: John R. Griffin, Parent Guardian for
                                        Katherine Griffin, a Minor, Age 3 Years



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and John R. Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-75 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         John R. Griffin
                                3018 North Comanche Lane
                                Provo, Utah   84604

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ John R. Griffin

                              Printed Name: John R. Griffin



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Jill C. Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-76 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Jill C. Griffin
                                3018 North Comanche Lane
                                Provo, Utah   84604

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Jill C. Griffin

                              Printed Name: Jill C. Griffin



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and David M. Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-84 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         David M. Griffin
                                1110 East 300 South
                                Provo, Utah   84606

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ David M. Griffin

                              Printed Name: David M. Griffin



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Craig S. Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-87 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Craig S. Griffin
                                c/o John R. Griffin
                                3018 North Comanche Lane
                                Provo, Utah   84604

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Craig S. Griffin

                              Printed Name: Craig S. Griffin



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Craig S. Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-87 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Craig S. Griffin
                                c/o John R. Griffin
                                3018 North Comanche Lane
                                Provo, Utah   84604

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.
Seller:                       Signature: /s/ Craig S. Griffin

                              Printed Name: Craig S. Griffin



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Jolie M. Griffin, an individual residing in Coralville, Iowa and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-83 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Jolie M. Griffin
                                2315 Mulberry Street, #4
                                Coralville, Iowa   52241


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Jolie M. Griffin

                               Printed Name: Jolie M. Griffin



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Jasmine Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

         1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-77 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Jasmine Griffin
                                1110 East 300 South
                                Provo, Utah   84606


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ John R. Griffin

                              Printed Name: John R. Griffin, Parent Guardian for
                                Jasmine Griffin, a Minor, Age 5 Years


Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Benjamin R. Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-86 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Benjamin Griffin
                                1110 E. 300 South
                                Provo, Utah   84606


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/  David M. Griffin

                             Printed Name: David M. Griffin, Parent Guardian for
                                Benjamin R.Griffin, A Minor, Age 1 Year


Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Rebekah S. Griffin, an individual residing in Provo, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 1,762 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-85 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $19,986.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Rebekah S. Griffin
                                1110 East 300 South
                                Provo, Utah   84606



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Rebekah S. Griffin

                              Printed Name: Rebekah S. Griffin



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name:Rebekah S. Griffin

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and the Griffin Charitable Remainder Trust, a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 39,951 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-92 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $453,158.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         J. Robert Griffin, Trustee under the
                                Griffin Charitable Remainder
                                4913 Puma Way
                                Carmichael, California   95608




         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/  J. Robert Griffin, Trustee

                              Printed Name: J. Robert Griffin, Trustee under the
                                        Griffin Charitable Remainder Trust


Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and J. Robert Griffin, Trustee under the Griffin & Reed, a Medical Corporation, 401 (k) Profit Sharing Plan, a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 65,819 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-2 and C-50 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $746,576.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller: J. Robert Griffin, Trustee under the Griffin & Reed, a Medical Corporation, 401(k) Profit Sharing Plan
                                651 Fulton Avenue
                                Sacramento, California   95825



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/  J. Robert Griffin, Trustee

                              Printed Name: J. Robert Griffin, Trustee under the
                                        Griffin & Reed, A Medical Corporation,
                                        401(k) Profit Sharing Plan

Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Michael Rex Favero, D.M.D., an individual residing in Sacramento, California and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 25,000 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-1 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $283,571.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Michael Rex Favero, D.M.D.
                                2237 Park Towne Circle
                                Sacramento, California   95825


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature:/s/ Michael Rex Favero,  D.M.D.

                              Printed Name: Michael Rex Favero,  D.M.D.



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Joyce C. Elhard, an individual residing in Mokelumne Hill, California and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 11,363 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-62 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $128,889.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President


with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701


Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578




Seller:                         Joyce C. Elhard
                                18998 Penny Way
                                Mokelumne Hill, California   95245


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/  Joyce C. Elhard

                              Printed Name:  Joyce C. Elhard



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Donna L. Davis, an individual residing in Hayward, California and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 30,518 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-48 and C-68 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $346,161 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                     1301 Capital of Texas Highway
                           Suite C-300
                           Austin, Texas  78746
                           Attention:  President


with a copy to:            Mr. Timothy L. LaFrey
                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           816 Congress Avenue, Suite 1900
                           Austin, Texas  78701


Company:                   Horizon Vision Centers, Inc.
                           14895 East 14th Street, Suite 400
                           San Leandro, California   94578




Seller:                    Donna L. Davis
                           27336 Greenhaven Road
                           Hayward, California   94542-1440



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Donna L. Davis

                               Printed Name: Donna L. Davis



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and David B. Davis, M.D., an individual residing in Hayward, California and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 30,517 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-49 and C-67 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $346,150 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                     1301 Capital of Texas Highway
                           Suite C-300
                           Austin, Texas  78746
                           Attention:  President


with a copy to:            Mr. Timothy L. LaFrey
                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           816 Congress Avenue, Suite 1900
                           Austin, Texas  78701


Company:                   Horizon Vision Centers, Inc.
                           14895 East 14th Street, Suite 400
                           San Leandro, California   94578




Seller:                    David B. Davis II, M.D.
                           1237 B Street
                           Hayward, CA   94541-2915



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ David B.  Davis,  M.D.

                              Printed Name: David B.  Davis,  M.D.



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999(the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Kristine C. Clemens, an individual residing in San Ramon, California and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 8,983 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-21 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $101,893.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which  it  is  a  party;  and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                     1301 Capital of Texas Highway
                           Suite C-300
                           Austin, Texas  78746
                           Attention:  President


with a copy to:            Mr. Timothy L. LaFrey
                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           816 Congress Avenue, Suite 1900
                           Austin, Texas  78701


Company:                   Horizon Vision Centers, Inc.
                           14895 East 14th Street, Suite 400
                           San Leandro, California   94578




Seller:                    Kristine C. Clemens
                           134 Enchanted Way
                           San Ramon, California   94583



         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Kristine  C.  Clemens

                              Printed Name: Kristine  C.  Clemens



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among PrimeSight, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and The Corporation of the President of the Church of Jesus Christ of Latter-Day Saints, a Utah Corporation Sole, in Salt Lake City, Utah and a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, all of Seller's shares of capital stock of the Company, including, without limitation, 2,115 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-88 (collectively, including such shares of common stock, the "Capital Stock"). The purchase price for the Capital Stock shall be $23,990.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                         Representations and Warranties

         3.1 Representations by Seller. Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

                  (a) Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     (b) Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

                  (c) No Further Ownership. Immediately following the Closing Date, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

                  (d) Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.2 Representations by the Company. The Company hereby represents and warrants to Prime that each of the representations and warranties made by Seller in Section 3.1 are true and correct in all respects as of both the Closing Date and the Effective Time (with the understanding that Prime is relying materially on the Company's representation and warranty in entering into and performing this Agreement), and the Company's representation and warranty under this Section shall survive the Closing.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which it is a party; and

                  (c)  deliver   such  good   standing   certificates,   officer
certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock; and

                  (c) each of them shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, or (ii) any claim, debt, obligation or liability of Seller, regardless of when such claim, debt, obligation or liability arose, is asserted, or may have been asserted.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to Seller and the Company, as applicable, of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify Seller and the Company shall not relieve Seller or the Company from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Seller and the Company. Seller and the Company shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) Seller and the Company shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) Seller and the Company shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) Seller and the Company shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Seller and the Company fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of Seller or the Company, without the prior written consent of Seller and the Company.

                  (e) Seller and the Company shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse Seller and the Company for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required to indemnify another party to this Agreement in respect of such act, omission or other matter.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. This Agreement (including, without limitation, the provisions contained in ARTICLE VIII) is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                              1301 Capital of Texas Highway
                                    Suite C-300
                                    Austin, Texas  78746
                                    Attention:  President


with a copy to:                     Mr. Timothy L. LaFrey
                                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    816 Congress Avenue, Suite 1900
                                    Austin, Texas  78701


Company:                            Horizon Vision Centers, Inc.
                                    14895 East 14th Street, Suite 400
                                    San Leandro, California   94578




Seller:                             The Corporation of the President
                                    of the Church of Jesus Christ
                                    of Latter-Day Saints,
                                    a Utah Corporation Sole
                                    c/o Jill G. Kennedy
                                    1385 Yale Avenue
                                    Salt Lake City, Utah   84105


         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of any person who is or was an officer or director of the Company during calendar year 1999, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller:                       Signature: /s/ Ray Anderson
                              Printed Name:  Ray Anderson, authorized agent



Company:                      Horizon Vision Center, Inc.

                                    By: /s/ David P. Bates III

                                    Printed Name: David P. Bates III

                                    Title: President



                       [Signature page for Prime follows]

Prime:                       Prime/BDR Acquisition, L.L.C.

                             By: /s/ Cheryl Williams
                                   Cheryl Williams, Vice President

                            STOCK PURCHASE AGREEMENT

                                      Among

                          PRIME/BDR ACQUISITION, L.L.C.


                           --------------------------


                                       and

                           Horizon Vision Center, Inc.

                              --------------------


                             Dated September 1, 1999

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and David P. Bates, III and Jane A. Bates, individuals residing in San Ramon, California, and shareholders of the Company (collectively and individually referred to as "Seller").

The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, 22,663 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-26 and C-47 (collectively, the "Capital Stock"). The purchase price for the Capital Stock shall be $257,063.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

            Representations and Warranties of the Company and Seller

         Seller and the Company hereby represent and warrant to Prime, jointly and severally, that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing; provided, however, that all representations and warranties made by Seller hereunder shall be deemed made by Seller only to the actual knowledge of Seller.

         3.1 Due Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is qualified to do business and is in good standing in the states set forth on Schedule 3.1(a) attached hereto, which states represent every jurisdiction where such qualification is required for the conduct of the Company's business as conducted on the Closing Date. Complete and correct copies of the Company's Articles of Incorporation, Bylaws, all board of directors' resolutions, all shareholders' resolutions, and all amendments thereto, have been delivered to Prime. Schedule 3.1(b) sets forth a true and complete list, as of the Closing Date, of all of the holders of any equity or other ownership interest in the Company or of any right to obtain, by conversion or otherwise, and regardless of whether presently exercisable, any equity or other ownership interest in the Company; in each case showing the number and type of interest or right held. Schedule 3.1(b) also identifies each of the persons listed therein that is a physician or other licensed medical professional, and describes each such person's license(s) and professional title. Except as set forth on Schedule 3.1(b), immediately prior to the Closing Date there are outstanding (i) no shares of equity or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) no options or other rights to acquire from the Company or Seller, and no obligation of the Company or Seller to issue or sell, any equity or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company. Immediately following the Closing of this transaction and the closings of the Related Acquisitions (as hereinafter defined), Prime will own sixty percent (60%) of all of the voting equity securities of the Company (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, voting equity securities of the Company), and all of those persons and entities listed on Schedule 3.1(b) will own, in the aggregate, forty percent (40%) of all of the voting equity securities of the Company (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, voting equity securities of the Company). The Capital Stock transferred by Seller to Prime at the Closing, as well as all other capital stock of the Company transferred to Prime in the Related Acquisitions, will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

         3.2 Subsidiaries. Except as set forth on Schedule 3.2 (reflecting ownership interests and the nature of such interests), the Company does not directly or indirectly have (or possess any options or other rights to acquire) any subsidiaries or any direct or indirect ownership interests in any person, business, corporation, partnership, limited liability company, association, joint venture, trust, or other entity.

         3.3 Due Authorization. Each of the Company and Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by the Company or Seller in connection herewith. The execution, delivery, and performance of this Agreement and each such Transaction Document has been duly authorized by all necessary action of the Company, its directors, its officers and its shareholders. This Agreement and each such Transaction Document has been duly and validly executed and delivered by the Company and Seller and constitutes a valid and binding obligation of the Company and Seller, enforceable against each of them in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller and/or the Company do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to the Company, the Business (as hereinafter defined), the Company's assets or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which the Company is a party, or by which the Company or its properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties or the upon the Capital Stock, (c) permit the acceleration of the maturity of any indebtedness of Seller or the Company, or any indebtedness secured by the Capital Stock or by the property of the Company, or (d) violate or conflict with any provision of the organizational documents of the Company. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller or the Company in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

         3.4 Financial Statements. The unaudited balance sheet and income statement of the Company as of and for each of the years ended March 31, 1998 and 1999, and the unaudited balance sheet and income statement of the Company as of and for the three (3) months ended June 30, 1999 (collectively, the "Financial Statements") are attached hereto as Exhibit A. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") (except as specifically noted therein or in Schedule 3.4) and fairly present the financial position and results of operations of the Company as of the indicated dates and for the indicated periods. Except for liabilities incurred in the ordinary course of business or disclosed in Schedule 3.4, and except to the extent specifically and fully reflected in the Financial Statements (including the notes thereto), as of the Closing Date, the Company has no claims, debts, liabilities, or obligations, whether known or unknown, absolute, contingent or otherwise (including, but not limited to, federal, state, and local taxes, any sales taxes, use taxes and property taxes, any taxes arising from the transactions contemplated by this Agreement and any liabilities arising from any litigation or civil, criminal or regulatory proceeding involving or related to the Company, its assets or the Business). The Company and Seller each agree to indemnify and hold harmless Prime and its affiliates from and against any and all such claims, debts, liabilities and obligations. Except as set forth in Schedule 3.4 hereto, since June 30, 1999 there has been no material adverse change in the assets of the Company, the Business, or the results of operations or financial position of the Company.

         3.5 Conduct of Business; Certain Actions. As used herein, "Business" means all of the business conducted by the Company, which shall be deemed to include all refractive surgery modalities, now performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, automated lemellar keratoplasty, radial keratotomy, astigmatic keratotomy and similar procedures. Except as set forth on Schedule 3.5 attached hereto, since June 30, 1999, the Company has conducted its Business and operations of the Business in the ordinary course and consistent with its past practices and has not (a) purchased or retired any indebtedness, or purchased, retired, or redeemed any ownership interest from, any director, officer, shareholder, employee or affiliate of the Company, or engaged in any other transaction that involves or requires distributions of money or other assets from the Company to any director, officer, shareholder, employee or affiliate of the Company if such other transaction is not done in the ordinary course of business and is not consistent with past practices of the Company, (b) increased the compensation of any directors, officers, employees, agents, contractors, vendors or other parties, except for wage and salary increases made in the ordinary course of business and consistent with the past practices of the Company, (c) made capital expenditures exceeding $10,000 individually or $25,000 in the aggregate, (d) sold any asset (or any group of related assets) in any transaction (or series of related transactions) in which the purchase price or book value for such asset (or group of related assets) exceeded $10,000, (e) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business, (f) made or guaranteed any loans or advances to any party whatsoever,
(g) suffered or permitted any lien, security interest, claim, charge, or other encumbrance to arise or be granted or created against or upon any of its assets, real or personal, tangible or intangible, (h) canceled, waived, or released any of its debts, rights, or claims against third parties, (i) amended its organizational documents, (j) made or paid any severance or termination payment to any director, officer, employee, agent, contractor, vendor or consultant, (k) made any change in its method of accounting, (l) made any investment or commitment therefor in any person, business, corporation, association, partnership, limited liability company, joint venture, trust, or other entity,
(m) made, entered into, amended, or terminated any written employment contract, created, made, amended, or terminated any bonus, stock option, pension, retirement, profit sharing, or other employee benefit plan or arrangement, or withdrawn from any "multi-employer plan" (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) so as to create any liability under ERISA (as hereinafter defined) to any person or entity, (n) amended, terminated or experienced a termination of any material contract, agreement, lease, franchise, or license to which it is a party, (o) made any distributions, in cash or in kind, to its shareholders, or to any person or entity related to or affiliated therewith, in any capacity, except such distributions as are made in the ordinary course of the Company's business consistent with past practices, (p) entered into any other material transactions except in the ordinary course of business, (q) entered into any contract, commitment, agreement, or understanding to do any acts described in the foregoing clauses (a)-(p) of this Section, (r) suffered any material damage, destruction, or loss (whether or not covered by insurance) to any assets, (s) experienced any strike, slowdown, or demand for recognition by a labor organization by or with respect to any of its employees, or (t) experienced or effected any shutdown, slow-down, or cessation of any operations conducted by, or constituting part of, it.

         3.6 Assets; Licenses, Permits, etc. Except as set forth on Schedule 3.6(a), the Company has good and marketable title to all of its assets, free and clear of all liens, security interests, claims, rights of another, and encumbrances of any kind whatsoever. The assets of the Company are in good operating condition and repair, subject to ordinary wear and tear, taking into account the respective ages of the properties involved and are all that are necessary for the conduct of the Business. Attached hereto as Schedule 3.6(b) is a list and description of all federal, state, county, and local governmental licenses, certificates, certificates of need, permits, waivers, filings and orders held or applied for by the Company and used or relied on (or to be used or relied on) in connection with the Business ("Permits"). The Company has complied in all material respects, and the Company is in compliance in all material respects, with the terms and conditions of any such Permits. No additional Permit is required from any federal, state, county, or local governmental agency or body thereof in connection with the conduct of the Business. No claim has been made by any governmental authority (and, to the knowledge of Seller and the Company, no such claim has been threatened) to the effect that a Permit not possessed by the Company is necessary in respect of the Business.

         3.7      Environmental Issues.

                  (a) For purposes of this Agreement, the term "environmental laws" shall mean all laws and regulations relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release, of any pollutant, contaminant, chemical, or industrial toxic or hazardous substance or waste, and any order related thereto.

                  (b) The Company has complied in all material respects with and obtained all authorizations and made all filings required by all applicable environmental laws. The properties occupied or used by the Company have not been contaminated with any hazardous wastes, hazardous substances, or other hazardous or toxic materials in violation of any applicable environmental law, the violation of which could have a material adverse impact on the Business or the financial position of the Company.

                  (c) The Company has not received any notice from the United States Environmental Protection Agency that it is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund Notice"), any citation from any federal, state or local governmental authority for non-compliance with its requirements with respect to air, water or environmental pollution, or the improper storage, use or discharge of any hazardous waste, other waste or other substance or other material pertaining to its business ("Citations") or any written notice from any private party alleging any such non-compliance; and there are no pending or unresolved Superfund Notices, Citations or written notices from private parties alleging any such non-compliance.

         3.8 Intellectual Property Rights. There are no patents, trademarks, trade names, or copyrights, and no applications therefor, owned by or registered in the name of the Company or in which the Company has any right, license, or interest. The Company is not a party to any license agreement, either as licensor or licensee, with respect to any patents, trademarks, trade names, or copyrights. The Company has not received any notice that it is infringing any patent, trademark, trade name, or copyright of others.

         3.9 Compliance with Laws. To the knowledge of the Company and Seller, the Company has complied in all material respects, and the Company is in compliance in all material respects, with all federal, state, county, and local laws, rules, regulations and ordinances currently in effect. No claim has been made or threatened by any governmental authority against the Company to the effect that the business conducted by the Company fails to comply in any respect with any law, rule, regulation, or ordinance.

         3.10 Insurance. Attached hereto as Schedule 3.10 is a list of all policies of fire, liability, business interruption, and other forms of insurance (including, without limitation, professional liability insurance) and all fidelity bonds held by or applicable to the Company at any time within the past three (3) years, which schedule sets forth in respect of each such policy the policy name, policy number, carrier, term, type of coverage, deductible amount or self-insured retention amount, limits of coverage, and annual premium. To the knowledge of the Company and Seller, no event directly relating to the Company has occurred which will result in a retroactive upward adjustment of premiums under any such policies or which is likely to result in any prospective upward adjustment in such premiums. There have been no material changes in the type of insurance coverage maintained by the Company during the past three (3) years, including without limitation any change which has resulted in any period during which the Company had no insurance coverage. Excluding insurance policies which have expired and been replaced, no insurance policy of the Company has been canceled within the last three (3) years and no threat has been made to cancel any insurance policy of the Company within such period.

         3.11 Employee Benefit Matters. Except as set forth on Schedule 3.11, the Company does not maintain nor does it contribute nor is it required to contribute to any "employee welfare benefit plan" (as defined in section 3(1) of the Employee Retirement Income Security Act of 1974 (and any sections of the Code amended by it) and all regulations promulgated thereunder, as the same have from time to time been amended ("ERISA")) or any "employee pension benefit plan" (as defined in ERISA). The Company does not presently maintain and has never maintained, or had any obligation of any nature to contribute to, a "defined benefit plan" within the meaning of the Code.

         3.12 Contracts and Agreements. Attached hereto as Schedule 3.12 is a list of all written or oral contracts, commitments, leases, and other agreements (including, without limitation, all promissory notes, loan agreements, and other evidences of indebtedness, mortgages, deeds of trust, security agreements, pledge agreements, service agreements, and similar agreements and instruments and all confidentiality agreements) to which the Company is a party or by which the Company or its properties are bound, pursuant to which the obligations thereunder of any party thereto are, or are contemplated as being, in respect of any such individual contracts, commitments, leases, or other agreements during any year during the term thereof, $25,000 or greater, or which are otherwise material to the Business (collectively the "Contracts" and individually, a "Contract"). The Company is not and, to the best knowledge of the Company and Seller, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by the Company or, to the best knowledge of the Company and Seller, by any other party thereto) under any Contract. The Company has not waived any material right under any Contract, and no consents or approvals (other than those obtained in writing and delivered to Prime prior to Closing) are required under any Contract in connection with the sale of Capital Stock or the consummation of the transactions contemplated hereby. The Company has not guaranteed any obligation of any other person or entity.

         3.13 Claims and Proceedings. Attached hereto as Schedule 3.13 is a list and description of all claims, actions, suits, proceedings, and investigations pending or, to the knowledge of the Company and Seller, threatened against the Company, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality. Except as set forth on Schedule 3.13 attached hereto, none of such claims, actions, suits, proceedings, or investigations will result in any liability or loss to the Company which (individually or in the aggregate) is material, and the Company has not been, and the Company is not now, subject to any order, judgment, decree, stipulation, or consent of any court, governmental body, or agency. No inquiry, action, or proceeding has been asserted, instituted, or threatened against the Company or Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.14 Taxes. All federal, foreign, state, county, and local income, gross receipts, excise, property, franchise, license, sales, use, withholding, and other tax (collectively, "Taxes") returns, reports, and declarations of estimated tax (collectively, "Returns") which were required to be filed by the company on or before the date hereof have been filed within the time (including any applicable extensions) and in the manner provided by law, and all such Returns are true and correct in all material respects and accurately reflect the Tax liabilities of the Company. The Company has provided Prime with copies of all returns filed for and during the years ended 1998, 1997 and (to the extent an extension was filed for any return for the year ended 1998) 1996. All Taxes, assessments, penalties, and interest which have become due pursuant to such Returns have been paid or adequately accrued in the Financial Statements. The provisions for Taxes reflected on the balance sheet contained in the Financial Statements are adequate to cover all of the Company's estimated Tax liabilities for the respective periods then ended and all prior periods. As of the Closing Date, the Company will not owe any Taxes for any period prior to the Closing which are not reflected on the Financial Statements, except for Taxes attributable to the operations of the Company between June 30, 1999 and the Closing Date. The Company has not executed any presently effective waiver or extension of any statute of limitations against assessments and collection of Taxes. There are no pending or threatened claims, assessments, notices, proposals to assess, deficiencies, or audits (collectively, "Tax Actions") against the Company with respect to any Taxes owed or allegedly owed by the Company. There are no tax liens on any of the assets of the Company. Proper and accurate amounts have been withheld and remitted by the Company from and in respect of all persons from whom it is required by applicable law to withhold for all periods in compliance with the tax withholding provisions of all applicable laws and regulations. The Company is not a party to any tax sharing agreement.

         3.15 Personnel. Attached hereto as Schedule 3.15 is a list of names and current annual rates of compensation of the officers, employees or agents of the Company who are necessary for the operation of the Business (the "Employees"). Except as set forth on Schedule 3.15, there are no bonus, profit sharing, percentage compensation, company automobile, club membership, and other like benefits, if any, paid or payable by the Company to any Employees from December 31, 1998 through the Closing Date. Schedule 3.15 attached hereto also contains a brief description of all material terms of employment agreements and confidentiality agreements to which the Company is a party and all severance benefits which any director, officer, Employee or sales representative of the Company is or may be entitled to receive. The Company has delivered to Prime accurate and complete copies of all such employment agreements, confidentiality agreements, and all other agreements, plans, and other instruments to which the Company is a party and under which its employees are entitled to receive benefits of any nature. There is no pending or threatened (i) labor dispute or union organization campaign relating to the Company, (ii) claims against the Company by any employees of the Company (other than those certain Workers' Compensation claims specifically described on Schedule 3.13), or (iii) terminations, resignations or retirements of any employees of the Company. None of the employees of the Company are represented by any labor union or organization. There is no unfair labor practice claim against the Company before the National Labor Relations Board or any strike, labor dispute, work slowdown, or work stoppage pending or threatened against or involving the Company.

         3.16 Business Relations. The Company has no reason to believe and has not been notified that any supplier or customer of the Company will cease or refuse to do business with the Company in the same manner as previously conducted with the Company as a result of or within one (1) year after the consummation of the transactions contemplated hereby, to the extent such cessation or refusal might affect the Business. The Company has not received any notice of any disruption (including delayed deliveries or allocations by suppliers) in the availability of the materials or products used by the Company.

         3.17 Working Capital. Except as set forth on Schedule 3.17 attached hereto, all of the accounts, notes, and loans receivable (the "Accounts Receivable") reflected in the Financial Statements, or arising since June 30, 1999, arose from transactions occurring in the ordinary course of the Company's business as previously conducted, are bona fide and represent amounts validly due, subject to offsets or defenses. Except for accounts payable and other accrued expenses incurred in the ordinary course of the Company's business since June 30, 1999 and consistent with past practices of the Company, there are no liabilities of the Company other than those reflected in the Financial Statements. Adequate provision has been made for uncollectible Accounts Receivable. Since June 30, 1999, the Company has collected its Accounts Receivable and has paid or performed all liabilities and obligations of the Company in the ordinary course, consistent with past practices. The Working Capital (as hereinafter defined) of the Company existing on the Closing Date is equal to or greater than $100,000.

         3.18 Agents. Except as set forth on Schedule 3.18 attached hereto, the Company has not designated or appointed any person (other than the Company's employees and officers) or other entity to act for it or on its behalf pursuant to any power of attorney or any agency which is presently in effect.

         3.19 Indebtedness To and From Directors, Officers, Shareholders and Employees. The Company does not owe any indebtedness to any of its directors, officers, shareholders, employees or affiliates, or have indebtedness owed to it from any of its directors, officers, shareholders, employees or affiliates, excluding indebtedness for travel advances or similar advances for expenses incurred on behalf of and in the ordinary course of business of the Company and consistent with the Company's past practices. As of the Effective Time and the Closing Date all amounts due the Company from any of its directors, officers, employees or affiliates (or any of their family members) shall have been repaid in full.

         3.20 Commission Sales Contracts. Except as disclosed in Schedule 3.20 attached hereto, the Company does not employ or have any relationship with any individual, corporation, partnership, or other entity whose compensation from the Company is in whole or in part determined on a commission basis.

         3.21 Certain Consents. Except as set forth on Schedule 3.21 attached hereto, there are no consents, waivers, or approvals required to be executed and/or obtained by the Company from third parties in connection with the execution, delivery, and performance of this Agreement or any of the other contracts, documents, instruments or agreements to be entered into in connection with or as contemplated by this Agreement (all of which are collectively referred to as the "Transaction Documents").

         3.22 Brokers. The Company has not engaged, or caused any liability to be incurred to, any finder, broker, or sales agent (and has not paid, and will not pay, any finders fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         3.23 Interest in Competitors, Suppliers, and Customers. Except as set forth on Schedule 3.23 attached hereto, neither the Company nor any affiliate of the Company, and to the knowledge of the Company and Seller, no director, officer, employee or affiliate of the Company or any affiliate of any director, officer, employee or affiliate of the Company, has any ownership interest in any competitor, customer or supplier of the Company or any property used in the operation of the Business.

         3.24 Warranties. Except as set forth on Schedule 3.24, the Company has not made any warranties or guarantees to third parties with respect to any products sold or services rendered by it. Except as set forth on Schedule 3.24 attached hereto, no claims for breach of product or service warranties have been made against the Company since January 1, 1996.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

         4.4 Distribution of Working Capital. In accordance with the resolutions adopted by Horizon on August 10, 1999, the parties agree that all cash in excess of the minimum amount of Working Capital (as hereinafter defined) required pursuant to Section 5.2(h) shall be distributed within thirty (30) days of the Closing (as dividends) to the shareholders of Horizon existing on August 1, 1999.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

     (b) execute and deliver each of the Transaction Documents to which it is a party; and

                  (c)  deliver   such  good   standing   certificates,   officer
certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock;

                  (c) each of the shareholders of the Company existing immediately prior to the Closing (including Seller) that is a physician or other licensed medical professional shall have executed and delivered to Prime an Exclusive Use Agreement in substantially the form attached hereto as Exhibit B;

                  (d) Seller, and each of the other Company shareholders selling Company stock to Prime in a Related Acquisition (the "Selling Shareholders"), who will remain a shareholder of the Company after the Closing shall have executed and delivered to Prime an Assignment and Security Agreement, in substantially the form attached hereto as Exhibit C, granting a security interest in such shareholder's remaining stock in the Company to secure the performance by such shareholder under any agreement it has with Prime or any of Prime's affiliates;

                  (e) the Company shall have adopted, after obtaining all necessary approvals and consents, the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit D, which shall contain provisions governing its board of directors that are consistent with the provisions of Section 9.4 of this Agreement, including, without limitation, that the number of directors serving on its board of directors of the Company shall be five (5);

                  (f) at the Closing, the Company's board of directors shall consist of three (3) individuals designated by Prime and listed on Schedule 5.2(f) hereto, and two (2) individuals designated by a majority of the shareholders of the Company immediately prior to Closing and listed on Schedule 5.2(f) hereto;

                  (g) the Company shall have delivered to Prime true and correct copies of resignations, effective as of the Closing Date, from each of the persons holding the offices set forth on Schedule 5.2(g) hereto, and the persons listed on Schedule 5.2(g) hereto shall have been elected or appointed to the office set forth opposite their name;

                  (h) As of the Closing Date, the amount of Working Capital of the Company shall be at least $100,000 (for purposes of this Agreement, "Working Capital" means the difference between (i) cash, cash equivalents, prepaid expenses and Accounts Receivable less than sixty (60) days old and (ii) accounts payable and other liabilities and payment obligations due in the following twelve (12) months, all as determined in accordance with GAAP); and

                  (i) each of them, and each Selling Shareholder, shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of the Company, not specifically and fully reflected by item and amount on either
Schedule 3.4 or in the Financial Statements, that is or may be asserted with respect to any acts or omissions occurring, or circumstances existing, on or prior to the Closing Date, except for liabilities incurred in the ordinary course of business, or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  (b) Seller agrees to indemnify and hold harmless each of the Prime Indemnified Parties from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  (c) Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1 unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to the Company and, if applicable, Seller (collectively in instances involving the Seller, the "indemnifying party"), of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1 shall be limited to the aggregate Purchase Price received by Seller under this Agreement, plus the greater of (a) the value of all remaining equity interests which Seller holds in the Company at the time of Closing or (b) the value of all remaining equity interests which Seller holds in the Company at the time an Indemnified Amount is required to be paid.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

         Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2      Special Options to Sell or Acquire Remaining Capital Stock.

                  (a) Prohibition on Sale. Notwithstanding anything in this Agreement to the contrary, Seller agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its shares of capital stock of the Company, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 9.3, or except pursuant to that certain Assignment and Security Agreement by and between Prime or one of its affiliates and Seller, dated as of the date of this Agreement (the "Security Agreement"). Any purported transfer in violation of this Section or Section 9.3 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Seller agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 9.3 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if Seller is a physician and only as defined below), bankruptcy, insolvency, disability (only if Seller is a physician and only as defined below) or incompetency of Seller, (ii) any other involuntary transfer of any capital stock of the Company now or hereafter owned by Seller, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of Seller, but excluding any transfers governed by Section 9.3), (iii) relocation of Seller's primary residence outside of a two hundred (200) mile radius of the center or facility at which Seller primarily renders services, or
(iv) if Seller is a physician or other practicing licensed professional, the performance by Seller, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by Seller prior to the date of this Agreement; the Seller's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or Seller, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or Seller shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or relocation of primary residence or practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to the Company. The Company may, in its sole discretion, offer all or a portion of such capital stock to its shareholders, on a pro rata basis in relation to each shareholder's percentage ownership of the Company, but any agreement by the shareholders to purchase all or a portion of such capital stock shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such capital stock to its shareholders, and the shareholders have not committed to purchase all of such capital stock within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining capital stock to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement, (x) "disability" shall apply only if Seller is a physician and shall mean any condition which in the reasonable judgment of a majority of the managers of Prime, would impair Seller's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if Seller is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 9(b) arises and the Representative or Seller, as the case may be, fails to make the election described in Section 9(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to Seller. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or stock acquired pursuant to an exercise of its purchase right granted under this subsection) to Horizon or any of the physician shareholders of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of capital stock pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the capital stock being transferred. If Seller or Representative does not agree with the value determined by the appraiser of Prime, Seller or Representative may, at its own expense, select its own appraiser to value the capital stock being transferred. If the two appraisers cannot agree on the value of the capital stock being transferred, the two appraisers shall mutually select a third appraiser to value the capital stock being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by Seller.

                  (e) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 9(b) or
Section 9(c). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.3      Right of First Refusal.

                  (a) If there is no  option  to sell or buy  outstanding  under
Section 9.2 (except in connection with a sale by a physician of all of his or her practice upon retirement), and Seller intends to voluntarily transfer any portion of its capital stock of the Company to any person or entity other than Prime, then Seller shall give written notice to Prime stating (i) the intention to transfer such capital stock, (ii) the number of shares to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the capital stock of the Company owned by Seller, at the per share price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to Seller. If Prime elects not to purchase all or any portion of such capital stock prior to the expiration of said sixty (60) day period, Seller shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such capital stock not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Seller and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by Seller is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 9(b). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.4 Voting Agreement. Each of the parties hereto agrees that it will vote all of the shares of capital stock of the Company owned by it, at any time after the execution of this Agreement, in accordance with the terms of this
Section 9.4. Any additional shares of voting capital stock or other voting securities of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, share exchange, reorganization, or other transaction, shall be shall be subject to the terms of this Section (all such stock presently held or controlled, together with such additional stock, the "Subject Shares"). At each election of directors of the Company, the parties and any transferee or assignee of any Subject Shares from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Shares as necessary to elect five
(5) persons, designated in accordance with the procedures below, to the board of directors of the company. Three (3) of the directors (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) directors (the "Other Stockholder Designees") shall be jointly designated in writing by stockholders of the corporation other than Prime (or any entity other than the Company that is controlled by, controlling or under common control with Prime) (the "Other Stockholders") holding a majority of the aggregate voting equity stock held by all Other Stockholders. For purposes of this Section, the Prime Designees and the Other Stockholder Designees are sometimes referred to individually as a "Designated Director" and collectively as "Designated Directors." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below, (i) vote their Subject Shares and use their best efforts in any event to ensure that the number of directors which shall constitute the entire board of directors of the Company shall remain at five
(5), (ii) vote their Subject Shares in favor of the removal of a Designated Director if Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) instruct in writing that such Designated Director shall be removed from office and (iii) upon any removal of a Designated Director pursuant to (ii) above, vote their Subject Shares in favor of the election of a replacement director designated in writing by Prime or a majority in interest of the Other Stockholders (whichever designated the respective director). None of the parties to this Agreement shall approve or authorize the removal of any Designated Director unless Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) shall have authorized in writing such Designated Director's removal. To the extent that any party or parties entitled to designate a director pursuant to this Section fail to designate a replacement Designated Director under this Section, the position vacated shall remain vacant until such time as a new director is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more directors pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the stockholders of the Company in accordance with the Bylaws of the Company, which consent elects or removes the director(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special shareholders meeting at which director(s) are to be elected or removed, vote in favor of the election or removal of the director(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the number of directors constituting the entire board of directors at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the shareholders of the Company in accordance with the Bylaws of the Company or (ii) at any annual or special shareholders meeting, vote in favor of such motions; which consents or motions propose to fix the number of directors constituting the entire board of directors at five (5).

         Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending the articles or bylaws of the Company), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this
Section 9.4 are given full effect.

         9.5 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required by this Agreement to indemnify another party to this Agreement in respect of such act, omission or other matter.

         9.6 Post-Closing Capital Contributions. Without in any way limiting or qualifying the representation and warranty with respect to Working Capital contained in Section 3.17, all parties to this Agreement acknowledge and agree that no shareholder of the Company, or any other party, has any obligation existing on the Closing Date to make a capital contribution to the Company.

         9.7 Stock Legend. On and after the Closing, each certificate or document representing Seller's ownership of any of the Company's capital stock, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                  IN ADDITION, SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                              1301 Capital of Texas Highway
                                    Suite C-300
                                    Austin, Texas 78746
                                    Attention: President

with a copy to:                     Mr. Timothy L. LaFrey
                                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    816 Congress Avenue, Suite 1900
                                    Austin, Texas 78701

Company:                            Horizon Vision Centers, Inc.
                                    14895 East 14th St., Suite 400
                                    San Leandro, California   94578


Seller:                             David P. and Jane A. Bates
                                    1320 Canyon Side Avenue
                                    San Ramon, California   94583

     Each party may change its address for purposes of this Section by proper notice to the other parties.

     10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of the officers of the Company holding office immediately prior to the Closing, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Prime:                                      Prime/BDR Acquisition, L.L.C.

                                            By: /s/ Cheryl Williams

                                            Printed Name: Cheryl Williams

                                            Title: Secretary & Manager



Seller:                                     /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            /s/ Jane A. Bates

                                            Printed Name:  Jane A. Bates

Company:                            Horizon Vision Center, Inc.

                                            By: /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            Title: President

                                TABLE OF EXHIBITS

EXHIBIT A:        Financial Statements
EXHIBIT B:        Form of Exclusive Use Agreement
EXHIBIT C:        Form of Assignment and Security Agreement
EXHIBIT D:        Form of Amended and Restated Bylaws of Seller

                            STOCK PURCHASE AGREEMENT

                                      Among

                          PRIME/BDR ACQUISITION, L.L.C.


                           --------------------------


                                       and

                           Horizon Vision Center, Inc.

                              --------------------


                             Dated September 1, 1999

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and John Robert Griffin, M.D., Family Revocable Trust dated February 8, 1991, and a shareholder of the Company ("Seller").

The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, 23,939 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C- 22 and C-59 (collectively, the "Capital Stock"). The purchase price for the Capital Stock shall be $271,537.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

            Representations and Warranties of the Company and Seller

         Seller and the Company hereby represent and warrant to Prime, jointly and severally, that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing; provided, however, that all representations and warranties made by Seller hereunder shall be deemed made by Seller only to the actual knowledge of Seller.

         3.1 Due Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is qualified to do business and is in good standing in the states set forth on Schedule 3.1(a) attached hereto, which states represent every jurisdiction where such qualification is required for the conduct of the Company's business as conducted on the Closing Date. Complete and correct copies of the Company's Articles of Incorporation, Bylaws, all board of directors' resolutions, all shareholders' resolutions, and all amendments thereto, have been delivered to Prime. Schedule 3.1(b) sets forth a true and complete list, as of the Closing Date, of all of the holders of any equity or other ownership interest in the Company or of any right to obtain, by conversion or otherwise, and regardless of whether presently exercisable, any equity or other ownership interest in the Company; in each case showing the number and type of interest or right held. Schedule 3.1(b) also identifies each of the persons listed therein that is a physician or other licensed medical professional, and describes each such person's license(s) and professional title. Except as set forth on Schedule 3.1(b), immediately prior to the Closing Date there are outstanding (i) no shares of equity or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) no options or other rights to acquire from the Company or Seller, and no obligation of the Company or Seller to issue or sell, any equity or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company. Immediately following the Closing of this transaction and the closings of the Related Acquisitions (as hereinafter defined), Prime will own sixty percent (60%) of all of the voting equity securities of the Company (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, voting equity securities of the Company), and all of those persons and entities listed on Schedule 3.1(b) will own, in the aggregate, forty percent (40%) of all of the voting equity securities of the Company (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, voting equity securities of the Company). The Capital Stock transferred by Seller to Prime at the Closing, as well as all other capital stock of the Company transferred to Prime in the Related Acquisitions, will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

         3.2 Subsidiaries. Except as set forth on Schedule 3.2 (reflecting ownership interests and the nature of such interests), the Company does not directly or indirectly have (or possess any options or other rights to acquire) any subsidiaries or any direct or indirect ownership interests in any person, business, corporation, partnership, limited liability company, association, joint venture, trust, or other entity.

         3.3 Due Authorization. Each of the Company and Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by the Company or Seller in connection herewith. The execution, delivery, and performance of this Agreement and each such Transaction Document has been duly authorized by all necessary action of the Company, its directors, its officers and its shareholders. This Agreement and each such Transaction Document has been duly and validly executed and delivered by the Company and Seller and constitutes a valid and binding obligation of the Company and Seller, enforceable against each of them in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller and/or the Company do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to the Company, the Business (as hereinafter defined), the Company's assets or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which the Company is a party, or by which the Company or its properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties or the upon the Capital Stock, (c) permit the acceleration of the maturity of any indebtedness of Seller or the Company, or any indebtedness secured by the Capital Stock or by the property of the Company, or (d) violate or conflict with any provision of the organizational documents of the Company. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller or the Company in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

         3.4 Financial Statements. The unaudited balance sheet and income statement of the Company as of and for each of the years ended March 31, 1998 and 1999, and the unaudited balance sheet and income statement of the Company as of and for the three (3) months ended June 30, 1999 (collectively, the "Financial Statements") are attached hereto as Exhibit A. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") (except as specifically noted therein or in Schedule 3.4) and fairly present the financial position and results of operations of the Company as of the indicated dates and for the indicated periods. Except for liabilities incurred in the ordinary course of business or disclosed in Schedule 3.4, and except to the extent specifically and fully reflected in the Financial Statements (including the notes thereto), as of the Closing Date, the Company has no claims, debts, liabilities, or obligations, whether known or unknown, absolute, contingent or otherwise (including, but not limited to, federal, state, and local taxes, any sales taxes, use taxes and property taxes, any taxes arising from the transactions contemplated by this Agreement and any liabilities arising from any litigation or civil, criminal or regulatory proceeding involving or related to the Company, its assets or the Business). The Company and Seller each agree to indemnify and hold harmless Prime and its affiliates from and against any and all such claims, debts, liabilities and obligations. Except as set forth in Schedule 3.4 hereto, since June 30, 1999 there has been no material adverse change in the assets of the Company, the Business, or the results of operations or financial position of the Company.

         3.5 Conduct of Business; Certain Actions. As used herein, "Business" means all of the business conducted by the Company, which shall be deemed to include all refractive surgery modalities, now performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, automated lemellar keratoplasty, radial keratotomy, astigmatic keratotomy and similar procedures. Except as set forth on Schedule 3.5 attached hereto, since June 30, 1999, the Company has conducted its Business and operations of the Business in the ordinary course and consistent with its past practices and has not (a) purchased or retired any indebtedness, or purchased, retired, or redeemed any ownership interest from, any director, officer, shareholder, employee or affiliate of the Company, or engaged in any other transaction that involves or requires distributions of money or other assets from the Company to any director, officer, shareholder, employee or affiliate of the Company if such other transaction is not done in the ordinary course of business and is not consistent with past practices of the Company, (b) increased the compensation of any directors, officers, employees, agents, contractors, vendors or other parties, except for wage and salary increases made in the ordinary course of business and consistent with the past practices of the Company, (c) made capital expenditures exceeding $10,000 individually or $25,000 in the aggregate, (d) sold any asset (or any group of related assets) in any transaction (or series of related transactions) in which the purchase price or book value for such asset (or group of related assets) exceeded $10,000, (e) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business, (f) made or guaranteed any loans or advances to any party whatsoever,
(g) suffered or permitted any lien, security interest, claim, charge, or other encumbrance to arise or be granted or created against or upon any of its assets, real or personal, tangible or intangible, (h) canceled, waived, or released any of its debts, rights, or claims against third parties, (i) amended its organizational documents, (j) made or paid any severance or termination payment to any director, officer, employee, agent, contractor, vendor or consultant, (k) made any change in its method of accounting, (l) made any investment or commitment therefor in any person, business, corporation, association, partnership, limited liability company, joint venture, trust, or other entity,
(m) made, entered into, amended, or terminated any written employment contract, created, made, amended, or terminated any bonus, stock option, pension, retirement, profit sharing, or other employee benefit plan or arrangement, or withdrawn from any "multi-employer plan" (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) so as to create any liability under ERISA (as hereinafter defined) to any person or entity, (n) amended, terminated or experienced a termination of any material contract, agreement, lease, franchise, or license to which it is a party, (o) made any distributions, in cash or in kind, to its shareholders, or to any person or entity related to or affiliated therewith, in any capacity, except such distributions as are made in the ordinary course of the Company's business consistent with past practices, (p) entered into any other material transactions except in the ordinary course of business, (q) entered into any contract, commitment, agreement, or understanding to do any acts described in the foregoing clauses (a)-(p) of this Section, (r) suffered any material damage, destruction, or loss (whether or not covered by insurance) to any assets, (s) experienced any strike, slowdown, or demand for recognition by a labor organization by or with respect to any of its employees, or (t) experienced or effected any shutdown, slow-down, or cessation of any operations conducted by, or constituting part of, it.

         3.6 Assets; Licenses, Permits, etc. Except as set forth on Schedule 3.6(a), the Company has good and marketable title to all of its assets, free and clear of all liens, security interests, claims, rights of another, and encumbrances of any kind whatsoever. The assets of the Company are in good operating condition and repair, subject to ordinary wear and tear, taking into account the respective ages of the properties involved and are all that are necessary for the conduct of the Business. Attached hereto as Schedule 3.6(b) is a list and description of all federal, state, county, and local governmental licenses, certificates, certificates of need, permits, waivers, filings and orders held or applied for by the Company and used or relied on (or to be used or relied on) in connection with the Business ("Permits"). The Company has complied in all material respects, and the Company is in compliance in all material respects, with the terms and conditions of any such Permits. No additional Permit is required from any federal, state, county, or local governmental agency or body thereof in connection with the conduct of the Business. No claim has been made by any governmental authority (and, to the knowledge of Seller and the Company, no such claim has been threatened) to the effect that a Permit not possessed by the Company is necessary in respect of the Business.

         3.7      Environmental Issues.

                  (a) For purposes of this Agreement, the term "environmental laws" shall mean all laws and regulations relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release, of any pollutant, contaminant, chemical, or industrial toxic or hazardous substance or waste, and any order related thereto.

                  (b) The Company has complied in all material respects with and obtained all authorizations and made all filings required by all applicable environmental laws. The properties occupied or used by the Company have not been contaminated with any hazardous wastes, hazardous substances, or other hazardous or toxic materials in violation of any applicable environmental law, the violation of which could have a material adverse impact on the Business or the financial position of the Company.

                  (c) The Company has not received any notice from the United States Environmental Protection Agency that it is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund Notice"), any citation from any federal, state or local governmental authority for non-compliance with its requirements with respect to air, water or environmental pollution, or the improper storage, use or discharge of any hazardous waste, other waste or other substance or other material pertaining to its business ("Citations") or any written notice from any private party alleging any such non-compliance; and there are no pending or unresolved Superfund Notices, Citations or written notices from private parties alleging any such non-compliance.

         3.8 Intellectual Property Rights. There are no patents, trademarks, trade names, or copyrights, and no applications therefor, owned by or registered in the name of the Company or in which the Company has any right, license, or interest. The Company is not a party to any license agreement, either as licensor or licensee, with respect to any patents, trademarks, trade names, or copyrights. The Company has not received any notice that it is infringing any patent, trademark, trade name, or copyright of others.

         3.9 Compliance with Laws. To the knowledge of the Company and Seller, the Company has complied in all material respects, and the Company is in compliance in all material respects, with all federal, state, county, and local laws, rules, regulations and ordinances currently in effect. No claim has been made or threatened by any governmental authority against the Company to the effect that the business conducted by the Company fails to comply in any respect with any law, rule, regulation, or ordinance.

         3.10 Insurance. Attached hereto as Schedule 3.10 is a list of all policies of fire, liability, business interruption, and other forms of insurance (including, without limitation, professional liability insurance) and all fidelity bonds held by or applicable to the Company at any time within the past three (3) years, which schedule sets forth in respect of each such policy the policy name, policy number, carrier, term, type of coverage, deductible amount or self-insured retention amount, limits of coverage, and annual premium. To the knowledge of the Company and Seller, no event directly relating to the Company has occurred which will result in a retroactive upward adjustment of premiums under any such policies or which is likely to result in any prospective upward adjustment in such premiums. There have been no material changes in the type of insurance coverage maintained by the Company during the past three (3) years, including without limitation any change which has resulted in any period during which the Company had no insurance coverage. Excluding insurance policies which have expired and been replaced, no insurance policy of the Company has been canceled within the last three (3) years and no threat has been made to cancel any insurance policy of the Company within such period.

         3.11 Employee Benefit Matters. Except as set forth on Schedule 3.11, the Company does not maintain nor does it contribute nor is it required to contribute to any "employee welfare benefit plan" (as defined in section 3(1) of the Employee Retirement Income Security Act of 1974 (and any sections of the Code amended by it) and all regulations promulgated thereunder, as the same have from time to time been amended ("ERISA")) or any "employee pension benefit plan" (as defined in ERISA). The Company does not presently maintain and has never maintained, or had any obligation of any nature to contribute to, a "defined benefit plan" within the meaning of the Code.

         3.12 Contracts and Agreements. Attached hereto as Schedule 3.12 is a list of all written or oral contracts, commitments, leases, and other agreements (including, without limitation, all promissory notes, loan agreements, and other evidences of indebtedness, mortgages, deeds of trust, security agreements, pledge agreements, service agreements, and similar agreements and instruments and all confidentiality agreements) to which the Company is a party or by which the Company or its properties are bound, pursuant to which the obligations thereunder of any party thereto are, or are contemplated as being, in respect of any such individual contracts, commitments, leases, or other agreements during any year during the term thereof, $25,000 or greater, or which are otherwise material to the Business (collectively the "Contracts" and individually, a "Contract"). The Company is not and, to the best knowledge of the Company and Seller, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by the Company or, to the best knowledge of the Company and Seller, by any other party thereto) under any Contract. The Company has not waived any material right under any Contract, and no consents or approvals (other than those obtained in writing and delivered to Prime prior to Closing) are required under any Contract in connection with the sale of Capital Stock or the consummation of the transactions contemplated hereby. The Company has not guaranteed any obligation of any other person or entity.

         3.13 Claims and Proceedings. Attached hereto as Schedule 3.13 is a list and description of all claims, actions, suits, proceedings, and investigations pending or, to the knowledge of the Company and Seller, threatened against the Company, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality. Except as set forth on Schedule 3.13 attached hereto, none of such claims, actions, suits, proceedings, or investigations will result in any liability or loss to the Company which (individually or in the aggregate) is material, and the Company has not been, and the Company is not now, subject to any order, judgment, decree, stipulation, or consent of any court, governmental body, or agency. No inquiry, action, or proceeding has been asserted, instituted, or threatened against the Company or Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.14 Taxes. All federal, foreign, state, county, and local income, gross receipts, excise, property, franchise, license, sales, use, withholding, and other tax (collectively, "Taxes") returns, reports, and declarations of estimated tax (collectively, "Returns") which were required to be filed by the company on or before the date hereof have been filed within the time (including any applicable extensions) and in the manner provided by law, and all such Returns are true and correct in all material respects and accurately reflect the Tax liabilities of the Company. The Company has provided Prime with copies of all returns filed for and during the years ended 1998, 1997 and (to the extent an extension was filed for any return for the year ended 1998) 1996. All Taxes, assessments, penalties, and interest which have become due pursuant to such Returns have been paid or adequately accrued in the Financial Statements. The provisions for Taxes reflected on the balance sheet contained in the Financial Statements are adequate to cover all of the Company's estimated Tax liabilities for the respective periods then ended and all prior periods. As of the Closing Date, the Company will not owe any Taxes for any period prior to the Closing which are not reflected on the Financial Statements, except for Taxes attributable to the operations of the Company between June 30, 1999 and the Closing Date. The Company has not executed any presently effective waiver or extension of any statute of limitations against assessments and collection of Taxes. There are no pending or threatened claims, assessments, notices, proposals to assess, deficiencies, or audits (collectively, "Tax Actions") against the Company with respect to any Taxes owed or allegedly owed by the Company. There are no tax liens on any of the assets of the Company. Proper and accurate amounts have been withheld and remitted by the Company from and in respect of all persons from whom it is required by applicable law to withhold for all periods in compliance with the tax withholding provisions of all applicable laws and regulations. The Company is not a party to any tax sharing agreement.

         3.15 Personnel. Attached hereto as Schedule 3.15 is a list of names and current annual rates of compensation of the officers, employees or agents of the Company who are necessary for the operation of the Business (the "Employees"). Except as set forth on Schedule 3.15, there are no bonus, profit sharing, percentage compensation, company automobile, club membership, and other like benefits, if any, paid or payable by the Company to any Employees from December 31, 1998 through the Closing Date. Schedule 3.15 attached hereto also contains a brief description of all material terms of employment agreements and confidentiality agreements to which the Company is a party and all severance benefits which any director, officer, Employee or sales representative of the Company is or may be entitled to receive. The Company has delivered to Prime accurate and complete copies of all such employment agreements, confidentiality agreements, and all other agreements, plans, and other instruments to which the Company is a party and under which its employees are entitled to receive benefits of any nature. There is no pending or threatened (i) labor dispute or union organization campaign relating to the Company, (ii) claims against the Company by any employees of the Company (other than those certain Workers' Compensation claims specifically described on Schedule 3.13), or (iii) terminations, resignations or retirements of any employees of the Company. None of the employees of the Company are represented by any labor union or organization. There is no unfair labor practice claim against the Company before the National Labor Relations Board or any strike, labor dispute, work slowdown, or work stoppage pending or threatened against or involving the Company.

         3.16 Business Relations. The Company has no reason to believe and has not been notified that any supplier or customer of the Company will cease or refuse to do business with the Company in the same manner as previously conducted with the Company as a result of or within one (1) year after the consummation of the transactions contemplated hereby, to the extent such cessation or refusal might affect the Business. The Company has not received any notice of any disruption (including delayed deliveries or allocations by suppliers) in the availability of the materials or products used by the Company.

         3.17 Working Capital. Except as set forth on Schedule 3.17 attached hereto, all of the accounts, notes, and loans receivable (the "Accounts Receivable") reflected in the Financial Statements, or arising since June 30, 1999, arose from transactions occurring in the ordinary course of the Company's business as previously conducted, are bona fide and represent amounts validly due, subject to offsets or defenses. Except for accounts payable and other accrued expenses incurred in the ordinary course of the Company's business since June 30, 1999 and consistent with past practices of the Company, there are no liabilities of the Company other than those reflected in the Financial Statements. Adequate provision has been made for uncollectible Accounts Receivable. Since June 30, 1999, the Company has collected its Accounts Receivable and has paid or performed all liabilities and obligations of the Company in the ordinary course, consistent with past practices. The Working Capital (as hereinafter defined) of the Company existing on the Closing Date is equal to or greater than $100,000.

         3.18 Agents. Except as set forth on Schedule 3.18 attached hereto, the Company has not designated or appointed any person (other than the Company's employees and officers) or other entity to act for it or on its behalf pursuant to any power of attorney or any agency which is presently in effect.

         3.19 Indebtedness To and From Directors, Officers, Shareholders and Employees. The Company does not owe any indebtedness to any of its directors, officers, shareholders, employees or affiliates, or have indebtedness owed to it from any of its directors, officers, shareholders, employees or affiliates, excluding indebtedness for travel advances or similar advances for expenses incurred on behalf of and in the ordinary course of business of the Company and consistent with the Company's past practices. As of the Effective Time and the Closing Date all amounts due the Company from any of its directors, officers, employees or affiliates (or any of their family members) shall have been repaid in full.

         3.20 Commission Sales Contracts. Except as disclosed in Schedule 3.20 attached hereto, the Company does not employ or have any relationship with any individual, corporation, partnership, or other entity whose compensation from the Company is in whole or in part determined on a commission basis.

         3.21 Certain Consents. Except as set forth on Schedule 3.21 attached hereto, there are no consents, waivers, or approvals required to be executed and/or obtained by the Company from third parties in connection with the execution, delivery, and performance of this Agreement or any of the other contracts, documents, instruments or agreements to be entered into in connection with or as contemplated by this Agreement (all of which are collectively referred to as the "Transaction Documents").

         3.22 Brokers. The Company has not engaged, or caused any liability to be incurred to, any finder, broker, or sales agent (and has not paid, and will not pay, any finders fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         3.23 Interest in Competitors, Suppliers, and Customers. Except as set forth on Schedule 3.23 attached hereto, neither the Company nor any affiliate of the Company, and to the knowledge of the Company and Seller, no director, officer, employee or affiliate of the Company or any affiliate of any director, officer, employee or affiliate of the Company, has any ownership interest in any competitor, customer or supplier of the Company or any property used in the operation of the Business.

         3.24 Warranties. Except as set forth on Schedule 3.24, the Company has not made any warranties or guarantees to third parties with respect to any products sold or services rendered by it. Except as set forth on Schedule 3.24 attached hereto, no claims for breach of product or service warranties have been made against the Company since January 1, 1996.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

         4.4 Distribution of Working Capital. In accordance with the resolutions adopted by Horizon on August 10, 1999, the parties agree that all cash in excess of the minimum amount of Working Capital (as hereinafter defined) required pursuant to Section 5.2(h) shall be distributed within thirty (30) days of the Closing (as dividends) to the shareholders of Horizon existing on August 1, 1999.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

     (b) execute and deliver each of the Transaction Documents to which it is a party; and

                  (c)  deliver   such  good   standing   certificates,   officer
certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock;

                  (c) each of the shareholders of the Company existing immediately prior to the Closing (including Seller) that is a physician or other licensed medical professional shall have executed and delivered to Prime an Exclusive Use Agreement in substantially the form attached hereto as Exhibit B;

                  (d) Seller, and each of the other Company shareholders selling Company stock to Prime in a Related Acquisition (the "Selling Shareholders"), who will remain a shareholder of the Company after the Closing shall have executed and delivered to Prime an Assignment and Security Agreement, in substantially the form attached hereto as Exhibit C, granting a security interest in such shareholder's remaining stock in the Company to secure the performance by such shareholder under any agreement it has with Prime or any of Prime's affiliates;

                  (e) the Company shall have adopted, after obtaining all necessary approvals and consents, the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit D, which shall contain provisions governing its board of directors that are consistent with the provisions of Section 9.4 of this Agreement, including, without limitation, that the number of directors serving on its board of directors of the Company shall be five (5);

                  (f) at the Closing, the Company's board of directors shall consist of three (3) individuals designated by Prime and listed on Schedule 5.2(f) hereto, and two (2) individuals designated by a majority of the shareholders of the Company immediately prior to Closing and listed on Schedule 5.2(f) hereto;

                  (g) the Company shall have delivered to Prime true and correct copies of resignations, effective as of the Closing Date, from each of the persons holding the offices set forth on Schedule 5.2(g) hereto, and the persons listed on Schedule 5.2(g) hereto shall have been elected or appointed to the office set forth opposite their name;

                  (h) As of the Closing Date, the amount of Working Capital of the Company shall be at least $100,000 (for purposes of this Agreement, "Working Capital" means the difference between (i) cash, cash equivalents, prepaid expenses and Accounts Receivable less than sixty (60) days old and (ii) accounts payable and other liabilities and payment obligations due in the following twelve (12) months, all as determined in accordance with GAAP); and

                  (i) each of them, and each Selling Shareholder, shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of the Company, not specifically and fully reflected by item and amount on either
Schedule 3.4 or in the Financial Statements, that is or may be asserted with respect to any acts or omissions occurring, or circumstances existing, on or prior to the Closing Date, except for liabilities incurred in the ordinary course of business, or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  (b) Seller agrees to indemnify and hold harmless each of the Prime Indemnified Parties from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  (c) Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1 unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to the Company and, if applicable, Seller (collectively in instances involving the Seller, the "indemnifying party"), of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1 shall be limited to the aggregate Purchase Price received by Seller under this Agreement, plus the greater of (a) the value of all remaining equity interests which Seller holds in the Company at the time of Closing or (b) the value of all remaining equity interests which Seller holds in the Company at the time an Indemnified Amount is required to be paid.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

         Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2      Special Options to Sell or Acquire Remaining Capital Stock.

                  (a) Prohibition on Sale. Notwithstanding anything in this Agreement to the contrary, Seller agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its shares of capital stock of the Company, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 9.3, or except pursuant to that certain Assignment and Security Agreement by and between Prime or one of its affiliates and Seller, dated as of the date of this Agreement (the "Security Agreement"). Any purported transfer in violation of this Section or Section 9.3 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Seller agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 9.3 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if Seller is a physician and only as defined below), bankruptcy, insolvency, disability (only if Seller is a physician and only as defined below) or incompetency of Seller, (ii) any other involuntary transfer of any capital stock of the Company now or hereafter owned by Seller, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of Seller, but excluding any transfers governed by Section 9.3), (iii) relocation of Seller's primary residence outside of a two hundred (200) mile radius of the center or facility at which Seller primarily renders services, or
(iv) if Seller is a physician or other practicing licensed professional, the performance by Seller, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by Seller prior to the date of this Agreement; the Seller's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or Seller, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or Seller shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or relocation of primary residence or practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to the Company. The Company may, in its sole discretion, offer all or a portion of such capital stock to its shareholders, on a pro rata basis in relation to each shareholder's percentage ownership of the Company, but any agreement by the shareholders to purchase all or a portion of such capital stock shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such capital stock to its shareholders, and the shareholders have not committed to purchase all of such capital stock within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining capital stock to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement, (x) "disability" shall apply only if Seller is a physician and shall mean any condition which in the reasonable judgment of a majority of the managers of Prime, would impair Seller's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if Seller is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 9(b) arises and the Representative or Seller, as the case may be, fails to make the election described in Section 9(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to Seller. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or stock acquired pursuant to an exercise of its purchase right granted under this subsection) to Horizon or any of the physician shareholders of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of capital stock pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the capital stock being transferred. If Seller or Representative does not agree with the value determined by the appraiser of Prime, Seller or Representative may, at its own expense, select its own appraiser to value the capital stock being transferred. If the two appraisers cannot agree on the value of the capital stock being transferred, the two appraisers shall mutually select a third appraiser to value the capital stock being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by Seller.

                  (e) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 9(b) or
Section 9(c). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.3      Right of First Refusal.

                  (a) If there is no  option  to sell or buy  outstanding  under
Section 9.2 (except in connection with a sale by a physician of all of his or her practice upon retirement), and Seller intends to voluntarily transfer any portion of its capital stock of the Company to any person or entity other than Prime, then Seller shall give written notice to Prime stating (i) the intention to transfer such capital stock, (ii) the number of shares to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the capital stock of the Company owned by Seller, at the per share price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to Seller. If Prime elects not to purchase all or any portion of such capital stock prior to the expiration of said sixty (60) day period, Seller shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such capital stock not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Seller and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by Seller is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 9(b). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.4 Voting Agreement. Each of the parties hereto agrees that it will vote all of the shares of capital stock of the Company owned by it, at any time after the execution of this Agreement, in accordance with the terms of this
Section 9.4. Any additional shares of voting capital stock or other voting securities of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, share exchange, reorganization, or other transaction, shall be shall be subject to the terms of this Section (all such stock presently held or controlled, together with such additional stock, the "Subject Shares"). At each election of directors of the Company, the parties and any transferee or assignee of any Subject Shares from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Shares as necessary to elect five
(5) persons, designated in accordance with the procedures below, to the board of directors of the company. Three (3) of the directors (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) directors (the "Other Stockholder Designees") shall be jointly designated in writing by stockholders of the corporation other than Prime (or any entity other than the Company that is controlled by, controlling or under common control with Prime) (the "Other Stockholders") holding a majority of the aggregate voting equity stock held by all Other Stockholders. For purposes of this Section, the Prime Designees and the Other Stockholder Designees are sometimes referred to individually as a "Designated Director" and collectively as "Designated Directors." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below, (i) vote their Subject Shares and use their best efforts in any event to ensure that the number of directors which shall constitute the entire board of directors of the Company shall remain at five
(5), (ii) vote their Subject Shares in favor of the removal of a Designated Director if Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) instruct in writing that such Designated Director shall be removed from office and (iii) upon any removal of a Designated Director pursuant to (ii) above, vote their Subject Shares in favor of the election of a replacement director designated in writing by Prime or a majority in interest of the Other Stockholders (whichever designated the respective director). None of the parties to this Agreement shall approve or authorize the removal of any Designated Director unless Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) shall have authorized in writing such Designated Director's removal. To the extent that any party or parties entitled to designate a director pursuant to this Section fail to designate a replacement Designated Director under this Section, the position vacated shall remain vacant until such time as a new director is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more directors pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the stockholders of the Company in accordance with the Bylaws of the Company, which consent elects or removes the director(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special shareholders meeting at which director(s) are to be elected or removed, vote in favor of the election or removal of the director(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the number of directors constituting the entire board of directors at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the shareholders of the Company in accordance with the Bylaws of the Company or (ii) at any annual or special shareholders meeting, vote in favor of such motions; which consents or motions propose to fix the number of directors constituting the entire board of directors at five (5).

         Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending the articles or bylaws of the Company), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this
Section 9.4 are given full effect.

         9.5 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required by this Agreement to indemnify another party to this Agreement in respect of such act, omission or other matter.

         9.6 Post-Closing Capital Contributions. Without in any way limiting or qualifying the representation and warranty with respect to Working Capital contained in Section 3.17, all parties to this Agreement acknowledge and agree that no shareholder of the Company, or any other party, has any obligation existing on the Closing Date to make a capital contribution to the Company.

         9.7 Stock Legend. On and after the Closing, each certificate or document representing Seller's ownership of any of the Company's capital stock, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                  IN ADDITION, SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                              1301 Capital of Texas Highway
                                    Suite C-300
                                    Austin, Texas 78746
                                    Attention: President

with a copy to:                     Mr. Timothy L. LaFrey
                                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    816 Congress Avenue, Suite 1900
                                    Austin, Texas 78701

Company:                            Horizon Vision Centers, Inc.
                                    14895 East 14th Street, Suite 400
                                    San Leandro, California   94578

Seller:                             John Robert Griffin, M.D., Trustee
                                    Family Revocable Trust
                                    dated February 8, 1991
                                    4913 Puma Way
                                    Carmichael, California   95608

     Each party may change its address for purposes of this Section by proper notice to the other parties.

     10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of the officers of the Company holding office immediately prior to the Closing, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Prime:                                      Prime/BDR Acquisition, L.L.C.

                                            By: /s/ Cheryl Williams

                                            Printed Name: Cheryl Williams

                                            Title: Vice President



Seller:                                  /s/ John Robert Griffin, M.D., Trustee

                          Printed Name: John Robert Griffin, M.D., Trustee under
                                        the John Robert Griffin, M.D. Family
                                        Revocable Trust dated February 1, 1991


Company:                            Horizon Vision Center, Inc.

                                            By: /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            Title: President

                                TABLE OF EXHIBITS

EXHIBIT A:        Financial Statements
EXHIBIT B:        Form of Exclusive Use Agreement
EXHIBIT C:        Form of Assignment and Security Agreement
EXHIBIT D:        Form of Amended and Restated Bylaws of Seller

                            STOCK PURCHASE AGREEMENT

                                      Among

                          PRIME/BDR ACQUISITION, L.L.C.


                           --------------------------


                                       and

                           Horizon Vision Center, Inc.

                              --------------------


                             Dated September 1, 1999

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Mark R. Mandel, M.D., Trustee under Trust Agreement dated April 12, 1989, and a shareholder of the Company ("Seller").

The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, 79,914 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-24, C-36, C-41, C-44 and C-95 (collectively, the "Capital Stock"). The purchase price for the Capital Stock shall be $906,453.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

            Representations and Warranties of the Company and Seller

         Seller and the Company hereby represent and warrant to Prime, jointly and severally, that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing; provided, however, that all representations and warranties made by Seller hereunder shall be deemed made by Seller only to the actual knowledge of Seller.

         3.1 Due Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is qualified to do business and is in good standing in the states set forth on Schedule 3.1(a) attached hereto, which states represent every jurisdiction where such qualification is required for the conduct of the Company's business as conducted on the Closing Date. Complete and correct copies of the Company's Articles of Incorporation, Bylaws, all board of directors' resolutions, all shareholders' resolutions, and all amendments thereto, have been delivered to Prime. Schedule 3.1(b) sets forth a true and complete list, as of the Closing Date, of all of the holders of any equity or other ownership interest in the Company or of any right to obtain, by conversion or otherwise, and regardless of whether presently exercisable, any equity or other ownership interest in the Company; in each case showing the number and type of interest or right held. Schedule 3.1(b) also identifies each of the persons listed therein that is a physician or other licensed medical professional, and describes each such person's license(s) and professional title. Except as set forth on Schedule 3.1(b), immediately prior to the Closing Date there are outstanding (i) no shares of equity or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) no options or other rights to acquire from the Company or Seller, and no obligation of the Company or Seller to issue or sell, any equity or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company. Immediately following the Closing of this transaction and the closings of the Related Acquisitions (as hereinafter defined), Prime will own sixty percent (60%) of all of the voting equity securities of the Company (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, voting equity securities of the Company), and all of those persons and entities listed on Schedule 3.1(b) will own, in the aggregate, forty percent (40%) of all of the voting equity securities of the Company (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, voting equity securities of the Company). The Capital Stock transferred by Seller to Prime at the Closing, as well as all other capital stock of the Company transferred to Prime in the Related Acquisitions, will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

         3.2 Subsidiaries. Except as set forth on Schedule 3.2 (reflecting ownership interests and the nature of such interests), the Company does not directly or indirectly have (or possess any options or other rights to acquire) any subsidiaries or any direct or indirect ownership interests in any person, business, corporation, partnership, limited liability company, association, joint venture, trust, or other entity.

         3.3 Due Authorization. Each of the Company and Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by the Company or Seller in connection herewith. The execution, delivery, and performance of this Agreement and each such Transaction Document has been duly authorized by all necessary action of the Company, its directors, its officers and its shareholders. This Agreement and each such Transaction Document has been duly and validly executed and delivered by the Company and Seller and constitutes a valid and binding obligation of the Company and Seller, enforceable against each of them in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller and/or the Company do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to the Company, the Business (as hereinafter defined), the Company's assets or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which the Company is a party, or by which the Company or its properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties or the upon the Capital Stock, (c) permit the acceleration of the maturity of any indebtedness of Seller or the Company, or any indebtedness secured by the Capital Stock or by the property of the Company, or (d) violate or conflict with any provision of the organizational documents of the Company. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller or the Company in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

         3.4 Financial Statements. The unaudited balance sheet and income statement of the Company as of and for each of the years ended March 31, 1998 and 1999, and the unaudited balance sheet and income statement of the Company as of and for the three (3) months ended June 30, 1999 (collectively, the "Financial Statements") are attached hereto as Exhibit A. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") (except as specifically noted therein or in Schedule 3.4) and fairly present the financial position and results of operations of the Company as of the indicated dates and for the indicated periods. Except for liabilities incurred in the ordinary course of business or disclosed in Schedule 3.4, and except to the extent specifically and fully reflected in the Financial Statements (including the notes thereto), as of the Closing Date, the Company has no claims, debts, liabilities, or obligations, whether known or unknown, absolute, contingent or otherwise (including, but not limited to, federal, state, and local taxes, any sales taxes, use taxes and property taxes, any taxes arising from the transactions contemplated by this Agreement and any liabilities arising from any litigation or civil, criminal or regulatory proceeding involving or related to the Company, its assets or the Business). The Company and Seller each agree to indemnify and hold harmless Prime and its affiliates from and against any and all such claims, debts, liabilities and obligations. Except as set forth in Schedule 3.4 hereto, since June 30, 1999 there has been no material adverse change in the assets of the Company, the Business, or the results of operations or financial position of the Company.

         3.5 Conduct of Business; Certain Actions. As used herein, "Business" means all of the business conducted by the Company, which shall be deemed to include all refractive surgery modalities, now performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, automated lemellar keratoplasty, radial keratotomy, astigmatic keratotomy and similar procedures. Except as set forth on Schedule 3.5 attached hereto, since June 30, 1999, the Company has conducted its Business and operations of the Business in the ordinary course and consistent with its past practices and has not (a) purchased or retired any indebtedness, or purchased, retired, or redeemed any ownership interest from, any director, officer, shareholder, employee or affiliate of the Company, or engaged in any other transaction that involves or requires distributions of money or other assets from the Company to any director, officer, shareholder, employee or affiliate of the Company if such other transaction is not done in the ordinary course of business and is not consistent with past practices of the Company, (b) increased the compensation of any directors, officers, employees, agents, contractors, vendors or other parties, except for wage and salary increases made in the ordinary course of business and consistent with the past practices of the Company, (c) made capital expenditures exceeding $10,000 individually or $25,000 in the aggregate, (d) sold any asset (or any group of related assets) in any transaction (or series of related transactions) in which the purchase price or book value for such asset (or group of related assets) exceeded $10,000, (e) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business, (f) made or guaranteed any loans or advances to any party whatsoever,
(g) suffered or permitted any lien, security interest, claim, charge, or other encumbrance to arise or be granted or created against or upon any of its assets, real or personal, tangible or intangible, (h) canceled, waived, or released any of its debts, rights, or claims against third parties, (i) amended its organizational documents, (j) made or paid any severance or termination payment to any director, officer, employee, agent, contractor, vendor or consultant, (k) made any change in its method of accounting, (l) made any investment or commitment therefor in any person, business, corporation, association, partnership, limited liability company, joint venture, trust, or other entity,
(m) made, entered into, amended, or terminated any written employment contract, created, made, amended, or terminated any bonus, stock option, pension, retirement, profit sharing, or other employee benefit plan or arrangement, or withdrawn from any "multi-employer plan" (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) so as to create any liability under ERISA (as hereinafter defined) to any person or entity, (n) amended, terminated or experienced a termination of any material contract, agreement, lease, franchise, or license to which it is a party, (o) made any distributions, in cash or in kind, to its shareholders, or to any person or entity related to or affiliated therewith, in any capacity, except such distributions as are made in the ordinary course of the Company's business consistent with past practices, (p) entered into any other material transactions except in the ordinary course of business, (q) entered into any contract, commitment, agreement, or understanding to do any acts described in the foregoing clauses (a)-(p) of this Section, (r) suffered any material damage, destruction, or loss (whether or not covered by insurance) to any assets, (s) experienced any strike, slowdown, or demand for recognition by a labor organization by or with respect to any of its employees, or (t) experienced or effected any shutdown, slow-down, or cessation of any operations conducted by, or constituting part of, it.

         3.6 Assets; Licenses, Permits, etc. Except as set forth on Schedule 3.6(a), the Company has good and marketable title to all of its assets, free and clear of all liens, security interests, claims, rights of another, and encumbrances of any kind whatsoever. The assets of the Company are in good operating condition and repair, subject to ordinary wear and tear, taking into account the respective ages of the properties involved and are all that are necessary for the conduct of the Business. Attached hereto as Schedule 3.6(b) is a list and description of all federal, state, county, and local governmental licenses, certificates, certificates of need, permits, waivers, filings and orders held or applied for by the Company and used or relied on (or to be used or relied on) in connection with the Business ("Permits"). The Company has complied in all material respects, and the Company is in compliance in all material respects, with the terms and conditions of any such Permits. No additional Permit is required from any federal, state, county, or local governmental agency or body thereof in connection with the conduct of the Business. No claim has been made by any governmental authority (and, to the knowledge of Seller and the Company, no such claim has been threatened) to the effect that a Permit not possessed by the Company is necessary in respect of the Business.

         3.7      Environmental Issues.

                  (a) For purposes of this Agreement, the term "environmental laws" shall mean all laws and regulations relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release, of any pollutant, contaminant, chemical, or industrial toxic or hazardous substance or waste, and any order related thereto.

                  (b) The Company has complied in all material respects with and obtained all authorizations and made all filings required by all applicable environmental laws. The properties occupied or used by the Company have not been contaminated with any hazardous wastes, hazardous substances, or other hazardous or toxic materials in violation of any applicable environmental law, the violation of which could have a material adverse impact on the Business or the financial position of the Company.

                  (c) The Company has not received any notice from the United States Environmental Protection Agency that it is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund Notice"), any citation from any federal, state or local governmental authority for non-compliance with its requirements with respect to air, water or environmental pollution, or the improper storage, use or discharge of any hazardous waste, other waste or other substance or other material pertaining to its business ("Citations") or any written notice from any private party alleging any such non-compliance; and there are no pending or unresolved Superfund Notices, Citations or written notices from private parties alleging any such non-compliance.

         3.8 Intellectual Property Rights. There are no patents, trademarks, trade names, or copyrights, and no applications therefor, owned by or registered in the name of the Company or in which the Company has any right, license, or interest. The Company is not a party to any license agreement, either as licensor or licensee, with respect to any patents, trademarks, trade names, or copyrights. The Company has not received any notice that it is infringing any patent, trademark, trade name, or copyright of others.

         3.9 Compliance with Laws. To the knowledge of the Company and Seller, the Company has complied in all material respects, and the Company is in compliance in all material respects, with all federal, state, county, and local laws, rules, regulations and ordinances currently in effect. No claim has been made or threatened by any governmental authority against the Company to the effect that the business conducted by the Company fails to comply in any respect with any law, rule, regulation, or ordinance.

         3.10 Insurance. Attached hereto as Schedule 3.10 is a list of all policies of fire, liability, business interruption, and other forms of insurance (including, without limitation, professional liability insurance) and all fidelity bonds held by or applicable to the Company at any time within the past three (3) years, which schedule sets forth in respect of each such policy the policy name, policy number, carrier, term, type of coverage, deductible amount or self-insured retention amount, limits of coverage, and annual premium. To the knowledge of the Company and Seller, no event directly relating to the Company has occurred which will result in a retroactive upward adjustment of premiums under any such policies or which is likely to result in any prospective upward adjustment in such premiums. There have been no material changes in the type of insurance coverage maintained by the Company during the past three (3) years, including without limitation any change which has resulted in any period during which the Company had no insurance coverage. Excluding insurance policies which have expired and been replaced, no insurance policy of the Company has been canceled within the last three (3) years and no threat has been made to cancel any insurance policy of the Company within such period.

         3.11 Employee Benefit Matters. Except as set forth on Schedule 3.11, the Company does not maintain nor does it contribute nor is it required to contribute to any "employee welfare benefit plan" (as defined in section 3(1) of the Employee Retirement Income Security Act of 1974 (and any sections of the Code amended by it) and all regulations promulgated thereunder, as the same have from time to time been amended ("ERISA")) or any "employee pension benefit plan" (as defined in ERISA). The Company does not presently maintain and has never maintained, or had any obligation of any nature to contribute to, a "defined benefit plan" within the meaning of the Code.

         3.12 Contracts and Agreements. Attached hereto as Schedule 3.12 is a list of all written or oral contracts, commitments, leases, and other agreements (including, without limitation, all promissory notes, loan agreements, and other evidences of indebtedness, mortgages, deeds of trust, security agreements, pledge agreements, service agreements, and similar agreements and instruments and all confidentiality agreements) to which the Company is a party or by which the Company or its properties are bound, pursuant to which the obligations thereunder of any party thereto are, or are contemplated as being, in respect of any such individual contracts, commitments, leases, or other agreements during any year during the term thereof, $25,000 or greater, or which are otherwise material to the Business (collectively the "Contracts" and individually, a "Contract"). The Company is not and, to the best knowledge of the Company and Seller, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by the Company or, to the best knowledge of the Company and Seller, by any other party thereto) under any Contract. The Company has not waived any material right under any Contract, and no consents or approvals (other than those obtained in writing and delivered to Prime prior to Closing) are required under any Contract in connection with the sale of Capital Stock or the consummation of the transactions contemplated hereby. The Company has not guaranteed any obligation of any other person or entity.

         3.13 Claims and Proceedings. Attached hereto as Schedule 3.13 is a list and description of all claims, actions, suits, proceedings, and investigations pending or, to the knowledge of the Company and Seller, threatened against the Company, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality. Except as set forth on Schedule 3.13 attached hereto, none of such claims, actions, suits, proceedings, or investigations will result in any liability or loss to the Company which (individually or in the aggregate) is material, and the Company has not been, and the Company is not now, subject to any order, judgment, decree, stipulation, or consent of any court, governmental body, or agency. No inquiry, action, or proceeding has been asserted, instituted, or threatened against the Company or Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.14 Taxes. All federal, foreign, state, county, and local income, gross receipts, excise, property, franchise, license, sales, use, withholding, and other tax (collectively, "Taxes") returns, reports, and declarations of estimated tax (collectively, "Returns") which were required to be filed by the company on or before the date hereof have been filed within the time (including any applicable extensions) and in the manner provided by law, and all such Returns are true and correct in all material respects and accurately reflect the Tax liabilities of the Company. The Company has provided Prime with copies of all returns filed for and during the years ended 1998, 1997 and (to the extent an extension was filed for any return for the year ended 1998) 1996. All Taxes, assessments, penalties, and interest which have become due pursuant to such Returns have been paid or adequately accrued in the Financial Statements. The provisions for Taxes reflected on the balance sheet contained in the Financial Statements are adequate to cover all of the Company's estimated Tax liabilities for the respective periods then ended and all prior periods. As of the Closing Date, the Company will not owe any Taxes for any period prior to the Closing which are not reflected on the Financial Statements, except for Taxes attributable to the operations of the Company between June 30, 1999 and the Closing Date. The Company has not executed any presently effective waiver or extension of any statute of limitations against assessments and collection of Taxes. There are no pending or threatened claims, assessments, notices, proposals to assess, deficiencies, or audits (collectively, "Tax Actions") against the Company with respect to any Taxes owed or allegedly owed by the Company. There are no tax liens on any of the assets of the Company. Proper and accurate amounts have been withheld and remitted by the Company from and in respect of all persons from whom it is required by applicable law to withhold for all periods in compliance with the tax withholding provisions of all applicable laws and regulations. The Company is not a party to any tax sharing agreement.

         3.15 Personnel. Attached hereto as Schedule 3.15 is a list of names and current annual rates of compensation of the officers, employees or agents of the Company who are necessary for the operation of the Business (the "Employees"). Except as set forth on Schedule 3.15, there are no bonus, profit sharing, percentage compensation, company automobile, club membership, and other like benefits, if any, paid or payable by the Company to any Employees from December 31, 1998 through the Closing Date. Schedule 3.15 attached hereto also contains a brief description of all material terms of employment agreements and confidentiality agreements to which the Company is a party and all severance benefits which any director, officer, Employee or sales representative of the Company is or may be entitled to receive. The Company has delivered to Prime accurate and complete copies of all such employment agreements, confidentiality agreements, and all other agreements, plans, and other instruments to which the Company is a party and under which its employees are entitled to receive benefits of any nature. There is no pending or threatened (i) labor dispute or union organization campaign relating to the Company, (ii) claims against the Company by any employees of the Company (other than those certain Workers' Compensation claims specifically described on Schedule 3.13), or (iii) terminations, resignations or retirements of any employees of the Company. None of the employees of the Company are represented by any labor union or organization. There is no unfair labor practice claim against the Company before the National Labor Relations Board or any strike, labor dispute, work slowdown, or work stoppage pending or threatened against or involving the Company.

         3.16 Business Relations. The Company has no reason to believe and has not been notified that any supplier or customer of the Company will cease or refuse to do business with the Company in the same manner as previously conducted with the Company as a result of or within one (1) year after the consummation of the transactions contemplated hereby, to the extent such cessation or refusal might affect the Business. The Company has not received any notice of any disruption (including delayed deliveries or allocations by suppliers) in the availability of the materials or products used by the Company.

         3.17 Working Capital. Except as set forth on Schedule 3.17 attached hereto, all of the accounts, notes, and loans receivable (the "Accounts Receivable") reflected in the Financial Statements, or arising since June 30, 1999, arose from transactions occurring in the ordinary course of the Company's business as previously conducted, are bona fide and represent amounts validly due, subject to offsets or defenses. Except for accounts payable and other accrued expenses incurred in the ordinary course of the Company's business since June 30, 1999 and consistent with past practices of the Company, there are no liabilities of the Company other than those reflected in the Financial Statements. Adequate provision has been made for uncollectible Accounts Receivable. Since June 30, 1999, the Company has collected its Accounts Receivable and has paid or performed all liabilities and obligations of the Company in the ordinary course, consistent with past practices. The Working Capital (as hereinafter defined) of the Company existing on the Closing Date is equal to or greater than $100,000.

         3.18 Agents. Except as set forth on Schedule 3.18 attached hereto, the Company has not designated or appointed any person (other than the Company's employees and officers) or other entity to act for it or on its behalf pursuant to any power of attorney or any agency which is presently in effect.

         3.19 Indebtedness To and From Directors, Officers, Shareholders and Employees. The Company does not owe any indebtedness to any of its directors, officers, shareholders, employees or affiliates, or have indebtedness owed to it from any of its directors, officers, shareholders, employees or affiliates, excluding indebtedness for travel advances or similar advances for expenses incurred on behalf of and in the ordinary course of business of the Company and consistent with the Company's past practices. As of the Effective Time and the Closing Date all amounts due the Company from any of its directors, officers, employees or affiliates (or any of their family members) shall have been repaid in full.

         3.20 Commission Sales Contracts. Except as disclosed in Schedule 3.20 attached hereto, the Company does not employ or have any relationship with any individual, corporation, partnership, or other entity whose compensation from the Company is in whole or in part determined on a commission basis.

         3.21 Certain Consents. Except as set forth on Schedule 3.21 attached hereto, there are no consents, waivers, or approvals required to be executed and/or obtained by the Company from third parties in connection with the execution, delivery, and performance of this Agreement or any of the other contracts, documents, instruments or agreements to be entered into in connection with or as contemplated by this Agreement (all of which are collectively referred to as the "Transaction Documents").

         3.22 Brokers. The Company has not engaged, or caused any liability to be incurred to, any finder, broker, or sales agent (and has not paid, and will not pay, any finders fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         3.23 Interest in Competitors, Suppliers, and Customers. Except as set forth on Schedule 3.23 attached hereto, neither the Company nor any affiliate of the Company, and to the knowledge of the Company and Seller, no director, officer, employee or affiliate of the Company or any affiliate of any director, officer, employee or affiliate of the Company, has any ownership interest in any competitor, customer or supplier of the Company or any property used in the operation of the Business.

         3.24 Warranties. Except as set forth on Schedule 3.24, the Company has not made any warranties or guarantees to third parties with respect to any products sold or services rendered by it. Except as set forth on Schedule 3.24 attached hereto, no claims for breach of product or service warranties have been made against the Company since January 1, 1996.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

         4.4 Distribution of Working Capital. In accordance with the resolutions adopted by Horizon on August 10, 1999, the parties agree that all cash in excess of the minimum amount of Working Capital (as hereinafter defined) required pursuant to Section 5.2(h) shall be distributed within thirty (30) days of the Closing (as dividends) to the shareholders of Horizon existing on August 1, 1999.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

     (b) execute and deliver each of the Transaction Documents to which it is a party; and

                  (c)  deliver   such  good   standing   certificates,   officer
certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock;

                  (c) each of the shareholders of the Company existing immediately prior to the Closing (including Seller) that is a physician or other licensed medical professional shall have executed and delivered to Prime an Exclusive Use Agreement in substantially the form attached hereto as Exhibit B;

                  (d) Seller, and each of the other Company shareholders selling Company stock to Prime in a Related Acquisition (the "Selling Shareholders"), who will remain a shareholder of the Company after the Closing shall have executed and delivered to Prime an Assignment and Security Agreement, in substantially the form attached hereto as Exhibit C, granting a security interest in such shareholder's remaining stock in the Company to secure the performance by such shareholder under any agreement it has with Prime or any of Prime's affiliates;

                  (e) the Company shall have adopted, after obtaining all necessary approvals and consents, the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit D, which shall contain provisions governing its board of directors that are consistent with the provisions of Section 9.4 of this Agreement, including, without limitation, that the number of directors serving on its board of directors of the Company shall be five (5);

                  (f) at the Closing, the Company's board of directors shall consist of three (3) individuals designated by Prime and listed on Schedule 5.2(f) hereto, and two (2) individuals designated by a majority of the shareholders of the Company immediately prior to Closing and listed on Schedule 5.2(f) hereto;

                  (g) the Company shall have delivered to Prime true and correct copies of resignations, effective as of the Closing Date, from each of the persons holding the offices set forth on Schedule 5.2(g) hereto, and the persons listed on Schedule 5.2(g) hereto shall have been elected or appointed to the office set forth opposite their name;

                  (h) As of the Closing Date, the amount of Working Capital of the Company shall be at least $100,000 (for purposes of this Agreement, "Working Capital" means the difference between (i) cash, cash equivalents, prepaid expenses and Accounts Receivable less than sixty (60) days old and (ii) accounts payable and other liabilities and payment obligations due in the following twelve (12) months, all as determined in accordance with GAAP); and

                  (i) each of them, and each Selling Shareholder, shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of the Company, not specifically and fully reflected by item and amount on either
Schedule 3.4 or in the Financial Statements, that is or may be asserted with respect to any acts or omissions occurring, or circumstances existing, on or prior to the Closing Date, except for liabilities incurred in the ordinary course of business, or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  (b) Seller agrees to indemnify and hold harmless each of the Prime Indemnified Parties from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  (c) Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1 unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to the Company and, if applicable, Seller (collectively in instances involving the Seller, the "indemnifying party"), of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1 shall be limited to the aggregate Purchase Price received by Seller under this Agreement, plus the greater of (a) the value of all remaining equity interests which Seller holds in the Company at the time of Closing or (b) the value of all remaining equity interests which Seller holds in the Company at the time an Indemnified Amount is required to be paid.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

         Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2      Special Options to Sell or Acquire Remaining Capital Stock.

                  (a) Prohibition on Sale. Notwithstanding anything in this Agreement to the contrary, Seller agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its shares of capital stock of the Company, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 9.3, or except pursuant to that certain Assignment and Security Agreement by and between Prime or one of its affiliates and Seller, dated as of the date of this Agreement (the "Security Agreement"). Any purported transfer in violation of this Section or Section 9.3 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Seller agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 9.3 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if Seller is a physician and only as defined below), bankruptcy, insolvency, disability (only if Seller is a physician and only as defined below) or incompetency of Seller, (ii) any other involuntary transfer of any capital stock of the Company now or hereafter owned by Seller, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of Seller, but excluding any transfers governed by Section 9.3), (iii) relocation of Seller's primary residence outside of a two hundred (200) mile radius of the center or facility at which Seller primarily renders services, or
(iv) if Seller is a physician or other practicing licensed professional, the performance by Seller, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by Seller prior to the date of this Agreement; the Seller's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or Seller, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or Seller shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or relocation of primary residence or practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to the Company. The Company may, in its sole discretion, offer all or a portion of such capital stock to its shareholders, on a pro rata basis in relation to each shareholder's percentage ownership of the Company, but any agreement by the shareholders to purchase all or a portion of such capital stock shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such capital stock to its shareholders, and the shareholders have not committed to purchase all of such capital stock within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining capital stock to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement, (x) "disability" shall apply only if Seller is a physician and shall mean any condition which in the reasonable judgment of a majority of the managers of Prime, would impair Seller's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if Seller is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 9(b) arises and the Representative or Seller, as the case may be, fails to make the election described in Section 9(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to Seller. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or stock acquired pursuant to an exercise of its purchase right granted under this subsection) to Horizon or any of the physician shareholders of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of capital stock pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the capital stock being transferred. If Seller or Representative does not agree with the value determined by the appraiser of Prime, Seller or Representative may, at its own expense, select its own appraiser to value the capital stock being transferred. If the two appraisers cannot agree on the value of the capital stock being transferred, the two appraisers shall mutually select a third appraiser to value the capital stock being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by Seller.

                  (e) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 9(b) or
Section 9(c). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.3      Right of First Refusal.

                  (a) If there is no  option  to sell or buy  outstanding  under
Section 9.2 (except in connection with a sale by a physician of all of his or her practice upon retirement), and Seller intends to voluntarily transfer any portion of its capital stock of the Company to any person or entity other than Prime, then Seller shall give written notice to Prime stating (i) the intention to transfer such capital stock, (ii) the number of shares to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the capital stock of the Company owned by Seller, at the per share price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to Seller. If Prime elects not to purchase all or any portion of such capital stock prior to the expiration of said sixty (60) day period, Seller shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such capital stock not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Seller and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by Seller is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 9(b). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.4 Voting Agreement. Each of the parties hereto agrees that it will vote all of the shares of capital stock of the Company owned by it, at any time after the execution of this Agreement, in accordance with the terms of this
Section 9.4. Any additional shares of voting capital stock or other voting securities of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, share exchange, reorganization, or other transaction, shall be shall be subject to the terms of this Section (all such stock presently held or controlled, together with such additional stock, the "Subject Shares"). At each election of directors of the Company, the parties and any transferee or assignee of any Subject Shares from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Shares as necessary to elect five
(5) persons, designated in accordance with the procedures below, to the board of directors of the company. Three (3) of the directors (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) directors (the "Other Stockholder Designees") shall be jointly designated in writing by stockholders of the corporation other than Prime (or any entity other than the Company that is controlled by, controlling or under common control with Prime) (the "Other Stockholders") holding a majority of the aggregate voting equity stock held by all Other Stockholders. For purposes of this Section, the Prime Designees and the Other Stockholder Designees are sometimes referred to individually as a "Designated Director" and collectively as "Designated Directors." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below, (i) vote their Subject Shares and use their best efforts in any event to ensure that the number of directors which shall constitute the entire board of directors of the Company shall remain at five
(5), (ii) vote their Subject Shares in favor of the removal of a Designated Director if Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) instruct in writing that such Designated Director shall be removed from office and (iii) upon any removal of a Designated Director pursuant to (ii) above, vote their Subject Shares in favor of the election of a replacement director designated in writing by Prime or a majority in interest of the Other Stockholders (whichever designated the respective director). None of the parties to this Agreement shall approve or authorize the removal of any Designated Director unless Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) shall have authorized in writing such Designated Director's removal. To the extent that any party or parties entitled to designate a director pursuant to this Section fail to designate a replacement Designated Director under this Section, the position vacated shall remain vacant until such time as a new director is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more directors pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the stockholders of the Company in accordance with the Bylaws of the Company, which consent elects or removes the director(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special shareholders meeting at which director(s) are to be elected or removed, vote in favor of the election or removal of the director(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the number of directors constituting the entire board of directors at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the shareholders of the Company in accordance with the Bylaws of the Company or (ii) at any annual or special shareholders meeting, vote in favor of such motions; which consents or motions propose to fix the number of directors constituting the entire board of directors at five (5).

         Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending the articles or bylaws of the Company), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this
Section 9.4 are given full effect.

         9.5 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required by this Agreement to indemnify another party to this Agreement in respect of such act, omission or other matter.

         9.6 Post-Closing Capital Contributions. Without in any way limiting or qualifying the representation and warranty with respect to Working Capital contained in Section 3.17, all parties to this Agreement acknowledge and agree that no shareholder of the Company, or any other party, has any obligation existing on the Closing Date to make a capital contribution to the Company.

         9.7 Stock Legend. On and after the Closing, each certificate or document representing Seller's ownership of any of the Company's capital stock, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                  IN ADDITION, SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                           1301 Capital of Texas Highway
                                 Suite C-300
                                 Austin, Texas 78746
                                 Attention: President

with a copy to:                  Mr. Timothy L. LaFrey
                                 Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                 816 Congress Avenue, Suite 1900
                                 Austin, Texas 78701

Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578


Seller:                         Mark R. Mandel, M.D., Trustee
                                under Trust Agreement
                                dated April 12, 1989
                                680 Brewer Road
                                Hillsborough, California   94010


     Each party may change its address for purposes of this Section by proper notice to the other parties.

     10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of the officers of the Company holding office immediately prior to the Closing, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Prime:                                      Prime/BDR Acquisition, L.L.C.

                                            By: /s/ Cheryl Williams

                                            Printed Name: Cheryl Williams

                                            Title: Vice President



Seller:                                  /s/ Mark R. Mandel, M.D.

                                            Printed Name:  Mark R. Mandel, M.D.
                                                Trustee under Trust Agreement
                                                dated April 12, 1989



Company:                            Horizon Vision Center, Inc.

                                            By: /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            Title: President

                                TABLE OF EXHIBITS

EXHIBIT A:        Financial Statements
EXHIBIT B:        Form of Exclusive Use Agreement
EXHIBIT C:        Form of Assignment and Security Agreement
EXHIBIT D:        Form of Amended and Restated Bylaws of Seller

                            STOCK PURCHASE AGREEMENT

                                      Among

                          PRIME/BDR ACQUISITION, L.L.C.


                           --------------------------


                                       and

                           Horizon Vision Center, Inc.

                              --------------------


                             Dated September 1, 1999

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Bradley J.
Sandler, M.D. an individual residing in Suisun City, California and a shareholder of the Company ("Seller").

The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, 44,780 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-97 (collectively, the "Capital Stock"). The purchase price for the Capital Stock shall be $507,933.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

            Representations and Warranties of the Company and Seller

         Seller and the Company hereby represent and warrant to Prime, jointly and severally, that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing; provided, however, that all representations and warranties made by Seller hereunder shall be deemed made by Seller only to the actual knowledge of Seller.

         3.1 Due Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is qualified to do business and is in good standing in the states set forth on Schedule 3.1(a) attached hereto, which states represent every jurisdiction where such qualification is required for the conduct of the Company's business as conducted on the Closing Date. Complete and correct copies of the Company's Articles of Incorporation, Bylaws, all board of directors' resolutions, all shareholders' resolutions, and all amendments thereto, have been delivered to Prime. Schedule 3.1(b) sets forth a true and complete list, as of the Closing Date, of all of the holders of any equity or other ownership interest in the Company or of any right to obtain, by conversion or otherwise, and regardless of whether presently exercisable, any equity or other ownership interest in the Company; in each case showing the number and type of interest or right held. Schedule 3.1(b) also identifies each of the persons listed therein that is a physician or other licensed medical professional, and describes each such person's license(s) and professional title. Except as set forth on Schedule 3.1(b), immediately prior to the Closing Date there are outstanding (i) no shares of equity or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) no options or other rights to acquire from the Company or Seller, and no obligation of the Company or Seller to issue or sell, any equity or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company. Immediately following the Closing of this transaction and the closings of the Related Acquisitions (as hereinafter defined), Prime will own sixty percent (60%) of all of the voting equity securities of the Company (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, voting equity securities of the Company), and all of those persons and entities listed on Schedule 3.1(b) will own, in the aggregate, forty percent (40%) of all of the voting equity securities of the Company (after assuming the conversion, exchange or exercise of any and all securities or rights convertible into, or exchangeable or exercisable for, voting equity securities of the Company). The Capital Stock transferred by Seller to Prime at the Closing, as well as all other capital stock of the Company transferred to Prime in the Related Acquisitions, will be duly authorized, validly issued and outstanding, fully paid, non-assessable, and free of any liens, claims or encumbrances whatsoever.

         3.2 Subsidiaries. Except as set forth on Schedule 3.2 (reflecting ownership interests and the nature of such interests), the Company does not directly or indirectly have (or possess any options or other rights to acquire) any subsidiaries or any direct or indirect ownership interests in any person, business, corporation, partnership, limited liability company, association, joint venture, trust, or other entity.

         3.3 Due Authorization. Each of the Company and Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by the Company or Seller in connection herewith. The execution, delivery, and performance of this Agreement and each such Transaction Document has been duly authorized by all necessary action of the Company, its directors, its officers and its shareholders. This Agreement and each such Transaction Document has been duly and validly executed and delivered by the Company and Seller and constitutes a valid and binding obligation of the Company and Seller, enforceable against each of them in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller and/or the Company do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to the Company, the Business (as hereinafter defined), the Company's assets or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which the Company is a party, or by which the Company or its properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties or the upon the Capital Stock, (c) permit the acceleration of the maturity of any indebtedness of Seller or the Company, or any indebtedness secured by the Capital Stock or by the property of the Company, or (d) violate or conflict with any provision of the organizational documents of the Company. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller or the Company in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

         3.4 Financial Statements. The unaudited balance sheet and income statement of the Company as of and for each of the years ended March 31, 1998 and 1999, and the unaudited balance sheet and income statement of the Company as of and for the three (3) months ended June 30, 1999 (collectively, the "Financial Statements") are attached hereto as Exhibit A. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") (except as specifically noted therein or in Schedule 3.4) and fairly present the financial position and results of operations of the Company as of the indicated dates and for the indicated periods. Except for liabilities incurred in the ordinary course of business or disclosed in Schedule 3.4, and except to the extent specifically and fully reflected in the Financial Statements (including the notes thereto), as of the Closing Date, the Company has no claims, debts, liabilities, or obligations, whether known or unknown, absolute, contingent or otherwise (including, but not limited to, federal, state, and local taxes, any sales taxes, use taxes and property taxes, any taxes arising from the transactions contemplated by this Agreement and any liabilities arising from any litigation or civil, criminal or regulatory proceeding involving or related to the Company, its assets or the Business). The Company and Seller each agree to indemnify and hold harmless Prime and its affiliates from and against any and all such claims, debts, liabilities and obligations. Except as set forth in Schedule 3.4 hereto, since June 30, 1999 there has been no material adverse change in the assets of the Company, the Business, or the results of operations or financial position of the Company.

         3.5 Conduct of Business; Certain Actions. As used herein, "Business" means all of the business conducted by the Company, which shall be deemed to include all refractive surgery modalities, now performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, automated lemellar keratoplasty, radial keratotomy, astigmatic keratotomy and similar procedures. Except as set forth on Schedule 3.5 attached hereto, since June 30, 1999, the Company has conducted its Business and operations of the Business in the ordinary course and consistent with its past practices and has not (a) purchased or retired any indebtedness, or purchased, retired, or redeemed any ownership interest from, any director, officer, shareholder, employee or affiliate of the Company, or engaged in any other transaction that involves or requires distributions of money or other assets from the Company to any director, officer, shareholder, employee or affiliate of the Company if such other transaction is not done in the ordinary course of business and is not consistent with past practices of the Company, (b) increased the compensation of any directors, officers, employees, agents, contractors, vendors or other parties, except for wage and salary increases made in the ordinary course of business and consistent with the past practices of the Company, (c) made capital expenditures exceeding $10,000 individually or $25,000 in the aggregate, (d) sold any asset (or any group of related assets) in any transaction (or series of related transactions) in which the purchase price or book value for such asset (or group of related assets) exceeded $10,000, (e) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business, (f) made or guaranteed any loans or advances to any party whatsoever,
(g) suffered or permitted any lien, security interest, claim, charge, or other encumbrance to arise or be granted or created against or upon any of its assets, real or personal, tangible or intangible, (h) canceled, waived, or released any of its debts, rights, or claims against third parties, (i) amended its organizational documents, (j) made or paid any severance or termination payment to any director, officer, employee, agent, contractor, vendor or consultant, (k) made any change in its method of accounting, (l) made any investment or commitment therefor in any person, business, corporation, association, partnership, limited liability company, joint venture, trust, or other entity,
(m) made, entered into, amended, or terminated any written employment contract, created, made, amended, or terminated any bonus, stock option, pension, retirement, profit sharing, or other employee benefit plan or arrangement, or withdrawn from any "multi-employer plan" (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) so as to create any liability under ERISA (as hereinafter defined) to any person or entity, (n) amended, terminated or experienced a termination of any material contract, agreement, lease, franchise, or license to which it is a party, (o) made any distributions, in cash or in kind, to its shareholders, or to any person or entity related to or affiliated therewith, in any capacity, except such distributions as are made in the ordinary course of the Company's business consistent with past practices, (p) entered into any other material transactions except in the ordinary course of business, (q) entered into any contract, commitment, agreement, or understanding to do any acts described in the foregoing clauses (a)-(p) of this Section, (r) suffered any material damage, destruction, or loss (whether or not covered by insurance) to any assets, (s) experienced any strike, slowdown, or demand for recognition by a labor organization by or with respect to any of its employees, or (t) experienced or effected any shutdown, slow-down, or cessation of any operations conducted by, or constituting part of, it.

         3.6 Assets; Licenses, Permits, etc. Except as set forth on Schedule 3.6(a), the Company has good and marketable title to all of its assets, free and clear of all liens, security interests, claims, rights of another, and encumbrances of any kind whatsoever. The assets of the Company are in good operating condition and repair, subject to ordinary wear and tear, taking into account the respective ages of the properties involved and are all that are necessary for the conduct of the Business. Attached hereto as Schedule 3.6(b) is a list and description of all federal, state, county, and local governmental licenses, certificates, certificates of need, permits, waivers, filings and orders held or applied for by the Company and used or relied on (or to be used or relied on) in connection with the Business ("Permits"). The Company has complied in all material respects, and the Company is in compliance in all material respects, with the terms and conditions of any such Permits. No additional Permit is required from any federal, state, county, or local governmental agency or body thereof in connection with the conduct of the Business. No claim has been made by any governmental authority (and, to the knowledge of Seller and the Company, no such claim has been threatened) to the effect that a Permit not possessed by the Company is necessary in respect of the Business.

         3.7      Environmental Issues.

                  (a) For purposes of this Agreement, the term "environmental laws" shall mean all laws and regulations relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release, of any pollutant, contaminant, chemical, or industrial toxic or hazardous substance or waste, and any order related thereto.

                  (b) The Company has complied in all material respects with and obtained all authorizations and made all filings required by all applicable environmental laws. The properties occupied or used by the Company have not been contaminated with any hazardous wastes, hazardous substances, or other hazardous or toxic materials in violation of any applicable environmental law, the violation of which could have a material adverse impact on the Business or the financial position of the Company.

                  (c) The Company has not received any notice from the United States Environmental Protection Agency that it is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund Notice"), any citation from any federal, state or local governmental authority for non-compliance with its requirements with respect to air, water or environmental pollution, or the improper storage, use or discharge of any hazardous waste, other waste or other substance or other material pertaining to its business ("Citations") or any written notice from any private party alleging any such non-compliance; and there are no pending or unresolved Superfund Notices, Citations or written notices from private parties alleging any such non-compliance.

         3.8 Intellectual Property Rights. There are no patents, trademarks, trade names, or copyrights, and no applications therefor, owned by or registered in the name of the Company or in which the Company has any right, license, or interest. The Company is not a party to any license agreement, either as licensor or licensee, with respect to any patents, trademarks, trade names, or copyrights. The Company has not received any notice that it is infringing any patent, trademark, trade name, or copyright of others.

         3.9 Compliance with Laws. To the knowledge of the Company and Seller, the Company has complied in all material respects, and the Company is in compliance in all material respects, with all federal, state, county, and local laws, rules, regulations and ordinances currently in effect. No claim has been made or threatened by any governmental authority against the Company to the effect that the business conducted by the Company fails to comply in any respect with any law, rule, regulation, or ordinance.

         3.10 Insurance. Attached hereto as Schedule 3.10 is a list of all policies of fire, liability, business interruption, and other forms of insurance (including, without limitation, professional liability insurance) and all fidelity bonds held by or applicable to the Company at any time within the past three (3) years, which schedule sets forth in respect of each such policy the policy name, policy number, carrier, term, type of coverage, deductible amount or self-insured retention amount, limits of coverage, and annual premium. To the knowledge of the Company and Seller, no event directly relating to the Company has occurred which will result in a retroactive upward adjustment of premiums under any such policies or which is likely to result in any prospective upward adjustment in such premiums. There have been no material changes in the type of insurance coverage maintained by the Company during the past three (3) years, including without limitation any change which has resulted in any period during which the Company had no insurance coverage. Excluding insurance policies which have expired and been replaced, no insurance policy of the Company has been canceled within the last three (3) years and no threat has been made to cancel any insurance policy of the Company within such period.

         3.11 Employee Benefit Matters. Except as set forth on Schedule 3.11, the Company does not maintain nor does it contribute nor is it required to contribute to any "employee welfare benefit plan" (as defined in section 3(1) of the Employee Retirement Income Security Act of 1974 (and any sections of the Code amended by it) and all regulations promulgated thereunder, as the same have from time to time been amended ("ERISA")) or any "employee pension benefit plan" (as defined in ERISA). The Company does not presently maintain and has never maintained, or had any obligation of any nature to contribute to, a "defined benefit plan" within the meaning of the Code.

         3.12 Contracts and Agreements. Attached hereto as Schedule 3.12 is a list of all written or oral contracts, commitments, leases, and other agreements (including, without limitation, all promissory notes, loan agreements, and other evidences of indebtedness, mortgages, deeds of trust, security agreements, pledge agreements, service agreements, and similar agreements and instruments and all confidentiality agreements) to which the Company is a party or by which the Company or its properties are bound, pursuant to which the obligations thereunder of any party thereto are, or are contemplated as being, in respect of any such individual contracts, commitments, leases, or other agreements during any year during the term thereof, $25,000 or greater, or which are otherwise material to the Business (collectively the "Contracts" and individually, a "Contract"). The Company is not and, to the best knowledge of the Company and Seller, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by the Company or, to the best knowledge of the Company and Seller, by any other party thereto) under any Contract. The Company has not waived any material right under any Contract, and no consents or approvals (other than those obtained in writing and delivered to Prime prior to Closing) are required under any Contract in connection with the sale of Capital Stock or the consummation of the transactions contemplated hereby. The Company has not guaranteed any obligation of any other person or entity.

         3.13 Claims and Proceedings. Attached hereto as Schedule 3.13 is a list and description of all claims, actions, suits, proceedings, and investigations pending or, to the knowledge of the Company and Seller, threatened against the Company, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality. Except as set forth on Schedule 3.13 attached hereto, none of such claims, actions, suits, proceedings, or investigations will result in any liability or loss to the Company which (individually or in the aggregate) is material, and the Company has not been, and the Company is not now, subject to any order, judgment, decree, stipulation, or consent of any court, governmental body, or agency. No inquiry, action, or proceeding has been asserted, instituted, or threatened against the Company or Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         3.14 Taxes. All federal, foreign, state, county, and local income, gross receipts, excise, property, franchise, license, sales, use, withholding, and other tax (collectively, "Taxes") returns, reports, and declarations of estimated tax (collectively, "Returns") which were required to be filed by the company on or before the date hereof have been filed within the time (including any applicable extensions) and in the manner provided by law, and all such Returns are true and correct in all material respects and accurately reflect the Tax liabilities of the Company. The Company has provided Prime with copies of all returns filed for and during the years ended 1998, 1997 and (to the extent an extension was filed for any return for the year ended 1998) 1996. All Taxes, assessments, penalties, and interest which have become due pursuant to such Returns have been paid or adequately accrued in the Financial Statements. The provisions for Taxes reflected on the balance sheet contained in the Financial Statements are adequate to cover all of the Company's estimated Tax liabilities for the respective periods then ended and all prior periods. As of the Closing Date, the Company will not owe any Taxes for any period prior to the Closing which are not reflected on the Financial Statements, except for Taxes attributable to the operations of the Company between June 30, 1999 and the Closing Date. The Company has not executed any presently effective waiver or extension of any statute of limitations against assessments and collection of Taxes. There are no pending or threatened claims, assessments, notices, proposals to assess, deficiencies, or audits (collectively, "Tax Actions") against the Company with respect to any Taxes owed or allegedly owed by the Company. There are no tax liens on any of the assets of the Company. Proper and accurate amounts have been withheld and remitted by the Company from and in respect of all persons from whom it is required by applicable law to withhold for all periods in compliance with the tax withholding provisions of all applicable laws and regulations. The Company is not a party to any tax sharing agreement.

         3.15 Personnel. Attached hereto as Schedule 3.15 is a list of names and current annual rates of compensation of the officers, employees or agents of the Company who are necessary for the operation of the Business (the "Employees"). Except as set forth on Schedule 3.15, there are no bonus, profit sharing, percentage compensation, company automobile, club membership, and other like benefits, if any, paid or payable by the Company to any Employees from December 31, 1998 through the Closing Date. Schedule 3.15 attached hereto also contains a brief description of all material terms of employment agreements and confidentiality agreements to which the Company is a party and all severance benefits which any director, officer, Employee or sales representative of the Company is or may be entitled to receive. The Company has delivered to Prime accurate and complete copies of all such employment agreements, confidentiality agreements, and all other agreements, plans, and other instruments to which the Company is a party and under which its employees are entitled to receive benefits of any nature. There is no pending or threatened (i) labor dispute or union organization campaign relating to the Company, (ii) claims against the Company by any employees of the Company (other than those certain Workers' Compensation claims specifically described on Schedule 3.13), or (iii) terminations, resignations or retirements of any employees of the Company. None of the employees of the Company are represented by any labor union or organization. There is no unfair labor practice claim against the Company before the National Labor Relations Board or any strike, labor dispute, work slowdown, or work stoppage pending or threatened against or involving the Company.

         3.16 Business Relations. The Company has no reason to believe and has not been notified that any supplier or customer of the Company will cease or refuse to do business with the Company in the same manner as previously conducted with the Company as a result of or within one (1) year after the consummation of the transactions contemplated hereby, to the extent such cessation or refusal might affect the Business. The Company has not received any notice of any disruption (including delayed deliveries or allocations by suppliers) in the availability of the materials or products used by the Company.

         3.17 Working Capital. Except as set forth on Schedule 3.17 attached hereto, all of the accounts, notes, and loans receivable (the "Accounts Receivable") reflected in the Financial Statements, or arising since June 30, 1999, arose from transactions occurring in the ordinary course of the Company's business as previously conducted, are bona fide and represent amounts validly due, subject to offsets or defenses. Except for accounts payable and other accrued expenses incurred in the ordinary course of the Company's business since June 30, 1999 and consistent with past practices of the Company, there are no liabilities of the Company other than those reflected in the Financial Statements. Adequate provision has been made for uncollectible Accounts Receivable. Since June 30, 1999, the Company has collected its Accounts Receivable and has paid or performed all liabilities and obligations of the Company in the ordinary course, consistent with past practices. The Working Capital (as hereinafter defined) of the Company existing on the Closing Date is equal to or greater than $100,000.

         3.18 Agents. Except as set forth on Schedule 3.18 attached hereto, the Company has not designated or appointed any person (other than the Company's employees and officers) or other entity to act for it or on its behalf pursuant to any power of attorney or any agency which is presently in effect.

         3.19 Indebtedness To and From Directors, Officers, Shareholders and Employees. The Company does not owe any indebtedness to any of its directors, officers, shareholders, employees or affiliates, or have indebtedness owed to it from any of its directors, officers, shareholders, employees or affiliates, excluding indebtedness for travel advances or similar advances for expenses incurred on behalf of and in the ordinary course of business of the Company and consistent with the Company's past practices. As of the Effective Time and the Closing Date all amounts due the Company from any of its directors, officers, employees or affiliates (or any of their family members) shall have been repaid in full.

         3.20 Commission Sales Contracts. Except as disclosed in Schedule 3.20 attached hereto, the Company does not employ or have any relationship with any individual, corporation, partnership, or other entity whose compensation from the Company is in whole or in part determined on a commission basis.

         3.21 Certain Consents. Except as set forth on Schedule 3.21 attached hereto, there are no consents, waivers, or approvals required to be executed and/or obtained by the Company from third parties in connection with the execution, delivery, and performance of this Agreement or any of the other contracts, documents, instruments or agreements to be entered into in connection with or as contemplated by this Agreement (all of which are collectively referred to as the "Transaction Documents").

         3.22 Brokers. The Company has not engaged, or caused any liability to be incurred to, any finder, broker, or sales agent (and has not paid, and will not pay, any finders fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         3.23 Interest in Competitors, Suppliers, and Customers. Except as set forth on Schedule 3.23 attached hereto, neither the Company nor any affiliate of the Company, and to the knowledge of the Company and Seller, no director, officer, employee or affiliate of the Company or any affiliate of any director, officer, employee or affiliate of the Company, has any ownership interest in any competitor, customer or supplier of the Company or any property used in the operation of the Business.

         3.24 Warranties. Except as set forth on Schedule 3.24, the Company has not made any warranties or guarantees to third parties with respect to any products sold or services rendered by it. Except as set forth on Schedule 3.24 attached hereto, no claims for breach of product or service warranties have been made against the Company since January 1, 1996.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

         4.4 Distribution of Working Capital. In accordance with the resolutions adopted by Horizon on August 10, 1999, the parties agree that all cash in excess of the minimum amount of Working Capital (as hereinafter defined) required pursuant to Section 5.2(h) shall be distributed within thirty (30) days of the Closing (as dividends) to the shareholders of Horizon existing on August 1, 1999.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

     (b) execute and deliver each of the Transaction Documents to which it is a party; and

                  (c)  deliver   such  good   standing   certificates,   officer
certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock;

                  (c) each of the shareholders of the Company existing immediately prior to the Closing (including Seller) that is a physician or other licensed medical professional shall have executed and delivered to Prime an Exclusive Use Agreement in substantially the form attached hereto as Exhibit B;

                  (d) Seller, and each of the other Company shareholders selling Company stock to Prime in a Related Acquisition (the "Selling Shareholders"), who will remain a shareholder of the Company after the Closing shall have executed and delivered to Prime an Assignment and Security Agreement, in substantially the form attached hereto as Exhibit C, granting a security interest in such shareholder's remaining stock in the Company to secure the performance by such shareholder under any agreement it has with Prime or any of Prime's affiliates;

                  (e) the Company shall have adopted, after obtaining all necessary approvals and consents, the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit D, which shall contain provisions governing its board of directors that are consistent with the provisions of Section 9.4 of this Agreement, including, without limitation, that the number of directors serving on its board of directors of the Company shall be five (5);

                  (f) at the Closing, the Company's board of directors shall consist of three (3) individuals designated by Prime and listed on Schedule 5.2(f) hereto, and two (2) individuals designated by a majority of the shareholders of the Company immediately prior to Closing and listed on Schedule 5.2(f) hereto;

                  (g) the Company shall have delivered to Prime true and correct copies of resignations, effective as of the Closing Date, from each of the persons holding the offices set forth on Schedule 5.2(g) hereto, and the persons listed on Schedule 5.2(g) hereto shall have been elected or appointed to the office set forth opposite their name;

                  (h) As of the Closing Date, the amount of Working Capital of the Company shall be at least $100,000 (for purposes of this Agreement, "Working Capital" means the difference between (i) cash, cash equivalents, prepaid expenses and Accounts Receivable less than sixty (60) days old and (ii) accounts payable and other liabilities and payment obligations due in the following twelve (12) months, all as determined in accordance with GAAP); and

                  (i) each of them, and each Selling Shareholder, shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of (i) any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document, (ii) any claim, debt, obligation or liability of the Company, not specifically and fully reflected by item and amount on either
Schedule 3.4 or in the Financial Statements, that is or may be asserted with respect to any acts or omissions occurring, or circumstances existing, on or prior to the Closing Date, except for liabilities incurred in the ordinary course of business, or (iii) any obligations or liabilities with respect to any claims arising out of actions or omissions, that occurred prior to the Closing Date, by any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates.

                  (b) Seller agrees to indemnify and hold harmless each of the Prime Indemnified Parties from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  (c) Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1 unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to the Company and, if applicable, Seller (collectively in instances involving the Seller, the "indemnifying party"), of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1 shall be limited to the aggregate Purchase Price received by Seller under this Agreement, plus the greater of (a) the value of all remaining equity interests which Seller holds in the Company at the time of Closing or (b) the value of all remaining equity interests which Seller holds in the Company at the time an Indemnified Amount is required to be paid.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

         Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2      Special Options to Sell or Acquire Remaining Capital Stock.

                  (a) Prohibition on Sale. Notwithstanding anything in this Agreement to the contrary, Seller agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its shares of capital stock of the Company, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 9.3, or except pursuant to that certain Assignment and Security Agreement by and between Prime or one of its affiliates and Seller, dated as of the date of this Agreement (the "Security Agreement"). Any purported transfer in violation of this Section or Section 9.3 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Seller agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 9.3 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if Seller is a physician and only as defined below), bankruptcy, insolvency, disability (only if Seller is a physician and only as defined below) or incompetency of Seller, (ii) any other involuntary transfer of any capital stock of the Company now or hereafter owned by Seller, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of Seller, but excluding any transfers governed by Section 9.3), (iii) relocation of Seller's primary residence outside of a two hundred (200) mile radius of the center or facility at which Seller primarily renders services, or
(iv) if Seller is a physician or other practicing licensed professional, the performance by Seller, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by Seller prior to the date of this Agreement; the Seller's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or Seller, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or Seller shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or relocation of primary residence or practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to the Company. The Company may, in its sole discretion, offer all or a portion of such capital stock to its shareholders, on a pro rata basis in relation to each shareholder's percentage ownership of the Company, but any agreement by the shareholders to purchase all or a portion of such capital stock shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such capital stock to its shareholders, and the shareholders have not committed to purchase all of such capital stock within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining capital stock to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement, (x) "disability" shall apply only if Seller is a physician and shall mean any condition which in the reasonable judgment of a majority of the managers of Prime, would impair Seller's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if Seller is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 9(b) arises and the Representative or Seller, as the case may be, fails to make the election described in Section 9(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to Seller. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or stock acquired pursuant to an exercise of its purchase right granted under this subsection) to Horizon or any of the physician shareholders of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of capital stock pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the capital stock being transferred. If Seller or Representative does not agree with the value determined by the appraiser of Prime, Seller or Representative may, at its own expense, select its own appraiser to value the capital stock being transferred. If the two appraisers cannot agree on the value of the capital stock being transferred, the two appraisers shall mutually select a third appraiser to value the capital stock being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by Seller.

                  (e) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 9(b) or
Section 9(c). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.3      Right of First Refusal.

                  (a) If there is no  option  to sell or buy  outstanding  under
Section 9.2 (except in connection with a sale by a physician of all of his or her practice upon retirement), and Seller intends to voluntarily transfer any portion of its capital stock of the Company to any person or entity other than Prime, then Seller shall give written notice to Prime stating (i) the intention to transfer such capital stock, (ii) the number of shares to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the capital stock of the Company owned by Seller, at the per share price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to Seller. If Prime elects not to purchase all or any portion of such capital stock prior to the expiration of said sixty (60) day period, Seller shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such capital stock not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Seller and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by Seller is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 9(b). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.4 Voting Agreement. Each of the parties hereto agrees that it will vote all of the shares of capital stock of the Company owned by it, at any time after the execution of this Agreement, in accordance with the terms of this
Section 9.4. Any additional shares of voting capital stock or other voting securities of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, share exchange, reorganization, or other transaction, shall be shall be subject to the terms of this Section (all such stock presently held or controlled, together with such additional stock, the "Subject Shares"). At each election of directors of the Company, the parties and any transferee or assignee of any Subject Shares from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Shares as necessary to elect five
(5) persons, designated in accordance with the procedures below, to the board of directors of the company. Three (3) of the directors (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) directors (the "Other Stockholder Designees") shall be jointly designated in writing by stockholders of the corporation other than Prime (or any entity other than the Company that is controlled by, controlling or under common control with Prime) (the "Other Stockholders") holding a majority of the aggregate voting equity stock held by all Other Stockholders. For purposes of this Section, the Prime Designees and the Other Stockholder Designees are sometimes referred to individually as a "Designated Director" and collectively as "Designated Directors." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below, (i) vote their Subject Shares and use their best efforts in any event to ensure that the number of directors which shall constitute the entire board of directors of the Company shall remain at five
(5), (ii) vote their Subject Shares in favor of the removal of a Designated Director if Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) instruct in writing that such Designated Director shall be removed from office and (iii) upon any removal of a Designated Director pursuant to (ii) above, vote their Subject Shares in favor of the election of a replacement director designated in writing by Prime or a majority in interest of the Other Stockholders (whichever designated the respective director). None of the parties to this Agreement shall approve or authorize the removal of any Designated Director unless Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) shall have authorized in writing such Designated Director's removal. To the extent that any party or parties entitled to designate a director pursuant to this Section fail to designate a replacement Designated Director under this Section, the position vacated shall remain vacant until such time as a new director is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more directors pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the stockholders of the Company in accordance with the Bylaws of the Company, which consent elects or removes the director(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special shareholders meeting at which director(s) are to be elected or removed, vote in favor of the election or removal of the director(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the number of directors constituting the entire board of directors at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the shareholders of the Company in accordance with the Bylaws of the Company or (ii) at any annual or special shareholders meeting, vote in favor of such motions; which consents or motions propose to fix the number of directors constituting the entire board of directors at five (5).

         Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending the articles or bylaws of the Company), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this
Section 9.4 are given full effect.

         9.5 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required by this Agreement to indemnify another party to this Agreement in respect of such act, omission or other matter.

         9.6 Post-Closing Capital Contributions. Without in any way limiting or qualifying the representation and warranty with respect to Working Capital contained in Section 3.17, all parties to this Agreement acknowledge and agree that no shareholder of the Company, or any other party, has any obligation existing on the Closing Date to make a capital contribution to the Company.

         9.7 Stock Legend. On and after the Closing, each certificate or document representing Seller's ownership of any of the Company's capital stock, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                  IN ADDITION, SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                           1301 Capital of Texas Highway
                                 Suite C-300
                                 Austin, Texas 78746
                                 Attention: President

with a copy to:                  Mr. Timothy L. LaFrey
                                 Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                 816 Congress Avenue, Suite 1900
                                 Austin, Texas 78701

Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578


Seller:                         Bradley J. Sandler, M.D.
                                403 Calle De Caballo
                                Suisun City, CA   94585-1501


     Each party may change its address for purposes of this Section by proper notice to the other parties.

     10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins and (ii) the Company, it shall mean such items as are within the actual knowledge of the officers of the Company holding office immediately prior to the Closing, and any employee of the Company who remains an employee of the Company after the Closing.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

         10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Prime:                                      Prime/BDR Acquisition, L.L.C.

                                            By: /s/ Cheryl Williams

                                            Printed Name: Cheryl Williams

                                            Title:Secretary & Manager



Seller:                                  /s/ Bradley J. Sandler, M.D.

                                         Printed Name:  Bradley J. Sandler, M.D.



Company:                            Horizon Vision Center, Inc.

                                            By: /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            Title: President

                                TABLE OF EXHIBITS

EXHIBIT A:        Financial Statements
EXHIBIT B:        Form of Exclusive Use Agreement
EXHIBIT C:        Form of Assignment and Security Agreement
EXHIBIT D:        Form of Amended and Restated Bylaws of Seller

                            STOCK PURCHASE AGREEMENT

                                      Among

                          PRIME/BDR ACQUISITION, L.L.C.


                           --------------------------


                                       and

                           Horizon Vision Center, Inc.

                              --------------------


                             Dated September 1, 1999

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and D. Brent Reed and Carellyn S. Reed, individuals residing in Folsom, California shareholders of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, 73,520 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-25 and C-94 (collectively, the "Capital Stock"). The purchase price for the Capital Stock shall be $833,926.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement and each of the other contracts, documents, instruments or agreements to be entered into in connection with or as contemplated by this Agreement, all of which are collectively referred to as the "Transaction Documents"):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                    Representations and Warranties of Seller

         Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

         3.1 Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     3.2 Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be free of any liens, claims or encumbrances whatsoever.

         3.3 Ownership. Immediately following the Closing Date, except as set forth on Schedule 3.3, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

         3.4 Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

         4.4 Distribution of Working Capital. In accordance with the resolutions adopted by Horizon on August 10, 1999, the parties agree that all cash in excess of the minimum amount of Working Capital (as hereinafter defined) required pursuant to Section 5.2(h) shall be distributed within thirty (30) days of the Closing (as dividends) to the shareholders of Horizon existing on August 1, 1999.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which it is a party; and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock;

                  (c) each of the shareholders of the Company existing immediately prior to the Closing (including Seller) that is a physician or other licensed medical professional shall have executed and delivered to Prime an Exclusive Use Agreement in substantially the form attached hereto as Exhibit A;

                  (d) Seller, and each of the other Company shareholders selling Company stock to Prime in a Related Acquisition (the "Selling Shareholders"), who will remain a shareholder of the Company after the Closing shall have executed and delivered to Prime an Assignment and Security Agreement, in substantially the form attached hereto as Exhibit B, granting a security interest in such shareholder's remaining stock in the Company to secure the performance by such shareholder under any agreement it has with Prime or any of Prime's affiliates;

                  (e) the Company shall have adopted, after obtaining all necessary approvals and consents, the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit C, which shall contain provisions governing its board of directors that are consistent with the provisions of Section 9.4 of this Agreement, including, without limitation, that the number of directors serving on its board of directors of the Company shall be five (5);

                  (f) at the Closing, the Company's board of directors shall consist of three (3) individuals designated by Prime and listed on Schedule 5.2(f) hereto, and two (2) individuals designated by a majority of the shareholders of the Company immediately prior to Closing and listed on Schedule 5.2(f) hereto;

                  (g) the Company shall have delivered to Prime true and correct copies of resignations, effective as of the Closing Date, from each of the persons holding the offices set forth on Schedule 5.2(g) hereto, and the persons listed on Schedule 5.2(g) hereto shall have been elected or appointed to the office set forth opposite their name;

                  (h) As of the Closing Date, the amount of Working Capital of the Company shall be at least $100,000 (for purposes of this Agreement, "Working Capital" means the difference between (i) cash, cash equivalents, prepaid expenses and Accounts Receivable less than sixty (60) days old and (ii) accounts payable and other liabilities and payment obligations due in the following twelve (12) months, all as determined in accordance with GAAP); and

                  (i) each of them, and each Selling Shareholder, shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to the Company and, if applicable, Seller (collectively in instances involving the Seller, the "indemnifying party"), of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement, plus the greater of (a) the value of all remaining equity interests which Seller holds in the Company at the time of Closing or (b) the value of all remaining equity interests which Seller holds in the Company at the time an Indemnified Amount is required to be paid.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2      Special Options to Sell or Acquire Remaining Capital Stock.

                  (a) Prohibition on Sale. Notwithstanding anything in this Agreement to the contrary, Seller agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its shares of capital stock of the Company, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 9.3, or except pursuant to that certain Assignment and Security Agreement by and between Prime or one of its affiliates and Seller, dated as of the date of this Agreement (the "Security Agreement"). Any purported transfer in violation of this Section or Section 9.3 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Seller agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 9.3 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if Seller is a physician and only as defined below), bankruptcy, insolvency, disability (only if Seller is a physician and only as defined below) or incompetency of Seller, (ii) any other involuntary transfer of any capital stock of the Company now or hereafter owned by Seller, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of Seller, but excluding any transfers governed by Section 9.3), or
(iii) the performance by Seller, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by Seller prior to the date of this Agreement; the Seller's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or Seller, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or Seller shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or shift in the geographical location of Seller's practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to Company. The Company may, in its sole discretion, offer all or a portion of such capital stock to its shareholders, on a pro rata basis in relation to each shareholder's percentage ownership of the Company, but any agreement by the shareholders to purchase all or a portion of such capital stock shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such capital stock to its shareholders, and the shareholders have not committed to purchase all of such capital stock within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining capital stock to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement, (x) "disability" shall apply only if Seller is a physician and shall mean any condition which in the reasonable judgment of a majority of the managers of Prime, would impair Seller's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if Seller is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 9(b) arises and the Representative or Seller, as the case may be, fails to make the election described in Section 9(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to Seller. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or stock acquired pursuant to an exercise of its purchase right granted under this subsection) to Horizon or any of the physician shareholders of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of capital stock pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the capital stock being transferred. If Seller or Representative does not agree with the value determined by the appraiser of Prime, Seller or Representative may, at its own expense, select its own appraiser to value the capital stock being transferred. If the two appraisers cannot agree on the value of the capital stock being transferred, the two appraisers shall mutually select a third appraiser to value the capital stock being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by Seller.

                  (e) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 9(b) or
Section 9(c). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

9.3      Right of First Refusal.

                  (a) If there is no  option  to sell or buy  outstanding  under
Section 9.2 (except in connection with a sale by a physician of all of his or her practice upon retirement), and Seller intends to voluntarily transfer any portion of its capital stock of the Company to any person or entity other than Prime, then Seller shall give written notice to Prime stating (i) the intention to transfer such capital stock, (ii) the number of shares to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the capital stock of the Company owned by Seller, at the per share price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to Seller. If Prime elects not to purchase all or any portion of such capital stock prior to the expiration of said sixty (60) day period, Seller shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such capital stock not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Seller and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by Seller is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 9(b). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.4 Voting Agreement. Each of the parties hereto agrees that it will vote all of the shares of capital stock of the Company owned by it, at any time after the execution of this Agreement, in accordance with the terms of this
Section 9.4. Any additional shares of voting capital stock or other voting securities of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, share exchange, reorganization, or other transaction, shall be shall be subject to the terms of this Section (all such stock presently held or controlled, together with such additional stock, the "Subject Shares"). At each election of directors of the Company, the parties and any transferee or assignee of any Subject Shares from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Shares as necessary to elect five
(5) persons, designated in accordance with the procedures below, to the board of directors of the company. Three (3) of the directors (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) directors (the "Other Stockholder Designees") shall be jointly designated in writing by stockholders of the corporation other than Prime (or any entity other than the Company that is controlled by, controlling or under common control with Prime) (the "Other Stockholders") holding a majority of the aggregate voting equity stock held by all Other Stockholders. For purposes of this Section, the Prime Designees and the Other Stockholder Designees are sometimes referred to individually as a "Designated Director" and collectively as "Designated Directors." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below, (i) vote their Subject Shares and use their best efforts in any event to ensure that the number of directors which shall constitute the entire board of directors of the Company shall remain at five
(5), (ii) vote their Subject Shares in favor of the removal of a Designated Director if Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) instruct in writing that such Designated Director shall be removed from office and (iii) upon any removal of a Designated Director pursuant to (ii) above, vote their Subject Shares in favor of the election of a replacement director designated in writing by Prime or a majority in interest of the Other Stockholders (whichever designated the respective director). None of the parties to this Agreement shall approve or authorize the removal of any Designated Director unless Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) shall have authorized in writing such Designated Director's removal. To the extent that any party or parties entitled to designate a director pursuant to this Section fail to designate a replacement Designated Director under this Section, the position vacated shall remain vacant until such time as a new director is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more directors pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the stockholders of the Company in accordance with the Bylaws of the Company, which consent elects or removes the director(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special shareholders meeting at which director(s) are to be elected or removed, vote in favor of the election or removal of the director(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the number of directors constituting the entire board of directors at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the shareholders of the Company in accordance with the Bylaws of the Company or (ii) at any annual or special shareholders meeting, vote in favor of such motions; which consents or motions propose to fix the number of directors constituting the entire board of directors at five (5).

         Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending the articles or bylaws of the Company), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this
Section 9.4 are given full effect.

         9.5 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required by this Agreement to indemnify another party to this Agreement in respect of such act, omission or other matter.

         9.6 Post-Closing Capital Contributions. All parties to this Agreement acknowledge and agree that no shareholder of the Company, or any other party, has any obligation existing on the Closing Date to make a capital contribution to the Company.

         9.7 Stock Legend. On and after the Closing, each certificate or document representing Seller's ownership of any of the Company's capital stock, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                           IN  ADDITION,  SHARES  MAY  BE  TRANSFERRED  ONLY  IN
                  COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President

with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701

Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578


Seller:                         D. Brent Reed and Carellyn S. Reed
                                157 Cascade Falls Drive
                                Folsom, California   95630

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Prime:                                      Prime/BDR Acquisition, L.L.C.

                                            By: /s/ Cheryl Williams

                                            Printed Name: Cheryl Williams

                                            Title: Vice President



Seller:                                  /s/ D. Brent Reed

                                         Printed Name:   D. Brent Reed

                                         /s/ Carellyn S. Reed

                                         Printed Name:  Carellyn S. Reed


Company:                            Horizon Vision Center, Inc.

                                            By: /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            Title: President

                                TABLE OF EXHIBITS

EXHIBIT A:                 Form of Exclusive Use Agreement

EXHIBIT B:                 Form of Assignment and Security Agreement

EXHIBIT C:                 Form of Amended and Restated Bylaws of Seller

                            STOCK PURCHASE AGREEMENT

                                      Among

                          PRIME/BDR ACQUISITION, L.L.C.


                           --------------------------


                                       and

                           Horizon Vision Center, Inc.

                              --------------------


                             Dated September 1, 1999

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Severin Family Trust, and shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, 39,369 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-27, C-35, C-40, and C-45 (collectively, the "Capital Stock"). The purchase price for the Capital Stock shall be $446,557.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement and each of the other contracts, documents, instruments or agreements to be entered into in connection with or as contemplated by this Agreement, all of which are collectively referred to as the "Transaction Documents"):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                    Representations and Warranties of Seller

         Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

         3.1 Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     3.2 Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be free of any liens, claims or encumbrances whatsoever.

         3.3 Ownership. Immediately following the Closing Date, except as set forth on Schedule 3.3, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

         3.4 Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

         4.4 Distribution of Working Capital. In accordance with the resolutions adopted by Horizon on August 10, 1999, the parties agree that all cash in excess of the minimum amount of Working Capital (as hereinafter defined) required pursuant to Section 5.2(h) shall be distributed within thirty (30) days of the Closing (as dividends) to the shareholders of Horizon existing on August 1, 1999.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which it is a party; and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock;

                  (c) each of the shareholders of the Company existing immediately prior to the Closing (including Seller) that is a physician or other licensed medical professional shall have executed and delivered to Prime an Exclusive Use Agreement in substantially the form attached hereto as Exhibit A;

                  (d) Seller, and each of the other Company shareholders selling Company stock to Prime in a Related Acquisition (the "Selling Shareholders"), who will remain a shareholder of the Company after the Closing shall have executed and delivered to Prime an Assignment and Security Agreement, in substantially the form attached hereto as Exhibit B, granting a security interest in such shareholder's remaining stock in the Company to secure the performance by such shareholder under any agreement it has with Prime or any of Prime's affiliates;

                  (e) the Company shall have adopted, after obtaining all necessary approvals and consents, the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit C, which shall contain provisions governing its board of directors that are consistent with the provisions of Section 9.4 of this Agreement, including, without limitation, that the number of directors serving on its board of directors of the Company shall be five (5);

                  (f) at the Closing, the Company's board of directors shall consist of three (3) individuals designated by Prime and listed on Schedule 5.2(f) hereto, and two (2) individuals designated by a majority of the shareholders of the Company immediately prior to Closing and listed on Schedule 5.2(f) hereto;

                  (g) the Company shall have delivered to Prime true and correct copies of resignations, effective as of the Closing Date, from each of the persons holding the offices set forth on Schedule 5.2(g) hereto, and the persons listed on Schedule 5.2(g) hereto shall have been elected or appointed to the office set forth opposite their name;

                  (h) As of the Closing Date, the amount of Working Capital of the Company shall be at least $100,000 (for purposes of this Agreement, "Working Capital" means the difference between (i) cash, cash equivalents, prepaid expenses and Accounts Receivable less than sixty (60) days old and (ii) accounts payable and other liabilities and payment obligations due in the following twelve (12) months, all as determined in accordance with GAAP); and

                  (i) each of them, and each Selling Shareholder, shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to the Company and, if applicable, Seller (collectively in instances involving the Seller, the "indemnifying party"), of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement, plus the greater of (a) the value of all remaining equity interests which Seller holds in the Company at the time of Closing or (b) the value of all remaining equity interests which Seller holds in the Company at the time an Indemnified Amount is required to be paid.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2      Special Options to Sell or Acquire Remaining Capital Stock.

                  (a) Prohibition on Sale. Notwithstanding anything in this Agreement to the contrary, Seller agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its shares of capital stock of the Company, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 9.3, or except pursuant to that certain Assignment and Security Agreement by and between Prime or one of its affiliates and Seller, dated as of the date of this Agreement (the "Security Agreement"). Any purported transfer in violation of this Section or Section 9.3 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Seller agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 9.3 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if Seller is a physician and only as defined below), bankruptcy, insolvency, disability (only if Seller is a physician and only as defined below) or incompetency of Seller, (ii) any other involuntary transfer of any capital stock of the Company now or hereafter owned by Seller, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of Seller, but excluding any transfers governed by Section 9.3), or
(iii) the performance by Seller, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by Seller prior to the date of this Agreement; the Seller's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or Seller, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or Seller shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or shift in the geographical location of Seller's practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to Company. The Company may, in its sole discretion, offer all or a portion of such capital stock to its shareholders, on a pro rata basis in relation to each shareholder's percentage ownership of the Company, but any agreement by the shareholders to purchase all or a portion of such capital stock shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such capital stock to its shareholders, and the shareholders have not committed to purchase all of such capital stock within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining capital stock to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement, (x) "disability" shall apply only if Seller is a physician and shall mean any condition which in the reasonable judgment of a majority of the managers of Prime, would impair Seller's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if Seller is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 9(b) arises and the Representative or Seller, as the case may be, fails to make the election described in Section 9(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to Seller. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or stock acquired pursuant to an exercise of its purchase right granted under this subsection) to Horizon or any of the physician shareholders of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of capital stock pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the capital stock being transferred. If Seller or Representative does not agree with the value determined by the appraiser of Prime, Seller or Representative may, at its own expense, select its own appraiser to value the capital stock being transferred. If the two appraisers cannot agree on the value of the capital stock being transferred, the two appraisers shall mutually select a third appraiser to value the capital stock being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by Seller.

                  (e) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 9(b) or
Section 9(c). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

9.3      Right of First Refusal.

                  (a) If there is no  option  to sell or buy  outstanding  under
Section 9.2 (except in connection with a sale by a physician of all of his or her practice upon retirement), and Seller intends to voluntarily transfer any portion of its capital stock of the Company to any person or entity other than Prime, then Seller shall give written notice to Prime stating (i) the intention to transfer such capital stock, (ii) the number of shares to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the capital stock of the Company owned by Seller, at the per share price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to Seller. If Prime elects not to purchase all or any portion of such capital stock prior to the expiration of said sixty (60) day period, Seller shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such capital stock not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Seller and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by Seller is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 9(b). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.4 Voting Agreement. Each of the parties hereto agrees that it will vote all of the shares of capital stock of the Company owned by it, at any time after the execution of this Agreement, in accordance with the terms of this
Section 9.4. Any additional shares of voting capital stock or other voting securities of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, share exchange, reorganization, or other transaction, shall be shall be subject to the terms of this Section (all such stock presently held or controlled, together with such additional stock, the "Subject Shares"). At each election of directors of the Company, the parties and any transferee or assignee of any Subject Shares from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Shares as necessary to elect five
(5) persons, designated in accordance with the procedures below, to the board of directors of the company. Three (3) of the directors (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) directors (the "Other Stockholder Designees") shall be jointly designated in writing by stockholders of the corporation other than Prime (or any entity other than the Company that is controlled by, controlling or under common control with Prime) (the "Other Stockholders") holding a majority of the aggregate voting equity stock held by all Other Stockholders. For purposes of this Section, the Prime Designees and the Other Stockholder Designees are sometimes referred to individually as a "Designated Director" and collectively as "Designated Directors." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below, (i) vote their Subject Shares and use their best efforts in any event to ensure that the number of directors which shall constitute the entire board of directors of the Company shall remain at five
(5), (ii) vote their Subject Shares in favor of the removal of a Designated Director if Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) instruct in writing that such Designated Director shall be removed from office and (iii) upon any removal of a Designated Director pursuant to (ii) above, vote their Subject Shares in favor of the election of a replacement director designated in writing by Prime or a majority in interest of the Other Stockholders (whichever designated the respective director). None of the parties to this Agreement shall approve or authorize the removal of any Designated Director unless Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) shall have authorized in writing such Designated Director's removal. To the extent that any party or parties entitled to designate a director pursuant to this Section fail to designate a replacement Designated Director under this Section, the position vacated shall remain vacant until such time as a new director is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more directors pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the stockholders of the Company in accordance with the Bylaws of the Company, which consent elects or removes the director(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special shareholders meeting at which director(s) are to be elected or removed, vote in favor of the election or removal of the director(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the number of directors constituting the entire board of directors at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the shareholders of the Company in accordance with the Bylaws of the Company or (ii) at any annual or special shareholders meeting, vote in favor of such motions; which consents or motions propose to fix the number of directors constituting the entire board of directors at five (5).

         Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending the articles or bylaws of the Company), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this
Section 9.4 are given full effect.

         9.5 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required by this Agreement to indemnify another party to this Agreement in respect of such act, omission or other matter.

         9.6 Post-Closing Capital Contributions. All parties to this Agreement acknowledge and agree that no shareholder of the Company, or any other party, has any obligation existing on the Closing Date to make a capital contribution to the Company.

         9.7 Stock Legend. On and after the Closing, each certificate or document representing Seller's ownership of any of the Company's capital stock, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                           IN  ADDITION,  SHARES  MAY  BE  TRANSFERRED  ONLY  IN
                  COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President

with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701

Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578


Seller:                         Severin Family Trust
                                Sanford L. Severin, Trustee
                                1040 McCauley Road
                                Danville, California   94526

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Prime:                                      Prime/BDR Acquisition, L.L.C.

                                            By: /s/ Cheryl Williams

                                            Printed Name: Cheryl Williams

                                            Title: Vice President



Seller:                                  /s/ Sanford L. Severin
                                         Printed Name:   Sanford L. Severin,
                                                Trustee under the Sevenin
                                                Family Trust


Company:                            Horizon Vision Center, Inc.

                                            By: /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            Title: President

                                TABLE OF EXHIBITS

EXHIBIT A:                 Form of Exclusive Use Agreement

EXHIBIT B:                 Form of Assignment and Security Agreement

EXHIBIT C:                 Form of Amended and Restated Bylaws of Seller

                            STOCK PURCHASE AGREEMENT

                                      Among

                          PRIME/BDR ACQUISITION, L.L.C.


                           --------------------------


                                       and

                           Horizon Vision Center, Inc.

                              --------------------


                             Dated September 1, 1999

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and the Stephen and Andrea Turner Family Trust, a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, 7,920 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-28 and C-38 (collectively, the "Capital Stock"). The purchase price for the Capital Stock shall be $131,004.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement and each of the other contracts, documents, instruments or agreements to be entered into in connection with or as contemplated by this Agreement, all of which are collectively referred to as the "Transaction Documents"):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                    Representations and Warranties of Seller

         Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

         3.1 Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     3.2 Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be free of any liens, claims or encumbrances whatsoever.

         3.3 Ownership. Immediately following the Closing Date, except as set forth on Schedule 3.3, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

         3.4 Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

         4.4 Distribution of Working Capital. In accordance with the resolutions adopted by Horizon on August 10, 1999, the parties agree that all cash in excess of the minimum amount of Working Capital (as hereinafter defined) required pursuant to Section 5.2(h) shall be distributed within thirty (30) days of the Closing (as dividends) to the shareholders of Horizon existing on August 1, 1999.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which it is a party; and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock;

                  (c) each of the shareholders of the Company existing immediately prior to the Closing (including Seller) that is a physician or other licensed medical professional shall have executed and delivered to Prime an Exclusive Use Agreement in substantially the form attached hereto as Exhibit A;

                  (d) Seller, and each of the other Company shareholders selling Company stock to Prime in a Related Acquisition (the "Selling Shareholders"), who will remain a shareholder of the Company after the Closing shall have executed and delivered to Prime an Assignment and Security Agreement, in substantially the form attached hereto as Exhibit B, granting a security interest in such shareholder's remaining stock in the Company to secure the performance by such shareholder under any agreement it has with Prime or any of Prime's affiliates;

                  (e) the Company shall have adopted, after obtaining all necessary approvals and consents, the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit C, which shall contain provisions governing its board of directors that are consistent with the provisions of Section 9.4 of this Agreement, including, without limitation, that the number of directors serving on its board of directors of the Company shall be five (5);

                  (f) at the Closing, the Company's board of directors shall consist of three (3) individuals designated by Prime and listed on Schedule 5.2(f) hereto, and two (2) individuals designated by a majority of the shareholders of the Company immediately prior to Closing and listed on Schedule 5.2(f) hereto;

                  (g) the Company shall have delivered to Prime true and correct copies of resignations, effective as of the Closing Date, from each of the persons holding the offices set forth on Schedule 5.2(g) hereto, and the persons listed on Schedule 5.2(g) hereto shall have been elected or appointed to the office set forth opposite their name;

                  (h) As of the Closing Date, the amount of Working Capital of the Company shall be at least $100,000 (for purposes of this Agreement, "Working Capital" means the difference between (i) cash, cash equivalents, prepaid expenses and Accounts Receivable less than sixty (60) days old and (ii) accounts payable and other liabilities and payment obligations due in the following twelve (12) months, all as determined in accordance with GAAP); and

                  (i) each of them, and each Selling Shareholder, shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to the Company and, if applicable, Seller (collectively in instances involving the Seller, the "indemnifying party"), of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement, plus the greater of (a) the value of all remaining equity interests which Seller holds in the Company at the time of Closing or (b) the value of all remaining equity interests which Seller holds in the Company at the time an Indemnified Amount is required to be paid.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2      Special Options to Sell or Acquire Remaining Capital Stock.

                  (a) Prohibition on Sale. Notwithstanding anything in this Agreement to the contrary, Seller agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its shares of capital stock of the Company, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 9.3, or except pursuant to that certain Assignment and Security Agreement by and between Prime or one of its affiliates and Seller, dated as of the date of this Agreement (the "Security Agreement"). Any purported transfer in violation of this Section or Section 9.3 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Seller agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 9.3 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if Seller is a physician and only as defined below), bankruptcy, insolvency, disability (only if Seller is a physician and only as defined below) or incompetency of Seller, (ii) any other involuntary transfer of any capital stock of the Company now or hereafter owned by Seller, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of Seller, but excluding any transfers governed by Section 9.3), or
(iii) the performance by Seller, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by Seller prior to the date of this Agreement; the Seller's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or Seller, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or Seller shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or shift in the geographical location of Seller's practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to Company. The Company may, in its sole discretion, offer all or a portion of such capital stock to its shareholders, on a pro rata basis in relation to each shareholder's percentage ownership of the Company, but any agreement by the shareholders to purchase all or a portion of such capital stock shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such capital stock to its shareholders, and the shareholders have not committed to purchase all of such capital stock within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining capital stock to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement, (x) "disability" shall apply only if Seller is a physician and shall mean any condition which in the reasonable judgment of a majority of the managers of Prime, would impair Seller's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if Seller is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 9(b) arises and the Representative or Seller, as the case may be, fails to make the election described in Section 9(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to Seller. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or stock acquired pursuant to an exercise of its purchase right granted under this subsection) to Horizon or any of the physician shareholders of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of capital stock pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the capital stock being transferred. If Seller or Representative does not agree with the value determined by the appraiser of Prime, Seller or Representative may, at its own expense, select its own appraiser to value the capital stock being transferred. If the two appraisers cannot agree on the value of the capital stock being transferred, the two appraisers shall mutually select a third appraiser to value the capital stock being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by Seller.

                  (e) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 9(b) or
Section 9(c). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

9.3      Right of First Refusal.

                  (a) If there is no  option  to sell or buy  outstanding  under
Section 9.2 (except in connection with a sale by a physician of all of his or her practice upon retirement), and Seller intends to voluntarily transfer any portion of its capital stock of the Company to any person or entity other than Prime, then Seller shall give written notice to Prime stating (i) the intention to transfer such capital stock, (ii) the number of shares to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the capital stock of the Company owned by Seller, at the per share price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to Seller. If Prime elects not to purchase all or any portion of such capital stock prior to the expiration of said sixty (60) day period, Seller shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such capital stock not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Seller and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by Seller is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 9(b). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.4 Voting Agreement. Each of the parties hereto agrees that it will vote all of the shares of capital stock of the Company owned by it, at any time after the execution of this Agreement, in accordance with the terms of this
Section 9.4. Any additional shares of voting capital stock or other voting securities of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, share exchange, reorganization, or other transaction, shall be shall be subject to the terms of this Section (all such stock presently held or controlled, together with such additional stock, the "Subject Shares"). At each election of directors of the Company, the parties and any transferee or assignee of any Subject Shares from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Shares as necessary to elect five
(5) persons, designated in accordance with the procedures below, to the board of directors of the company. Three (3) of the directors (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) directors (the "Other Stockholder Designees") shall be jointly designated in writing by stockholders of the corporation other than Prime (or any entity other than the Company that is controlled by, controlling or under common control with Prime) (the "Other Stockholders") holding a majority of the aggregate voting equity stock held by all Other Stockholders. For purposes of this Section, the Prime Designees and the Other Stockholder Designees are sometimes referred to individually as a "Designated Director" and collectively as "Designated Directors." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below, (i) vote their Subject Shares and use their best efforts in any event to ensure that the number of directors which shall constitute the entire board of directors of the Company shall remain at five
(5), (ii) vote their Subject Shares in favor of the removal of a Designated Director if Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) instruct in writing that such Designated Director shall be removed from office and (iii) upon any removal of a Designated Director pursuant to (ii) above, vote their Subject Shares in favor of the election of a replacement director designated in writing by Prime or a majority in interest of the Other Stockholders (whichever designated the respective director). None of the parties to this Agreement shall approve or authorize the removal of any Designated Director unless Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) shall have authorized in writing such Designated Director's removal. To the extent that any party or parties entitled to designate a director pursuant to this Section fail to designate a replacement Designated Director under this Section, the position vacated shall remain vacant until such time as a new director is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more directors pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the stockholders of the Company in accordance with the Bylaws of the Company, which consent elects or removes the director(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special shareholders meeting at which director(s) are to be elected or removed, vote in favor of the election or removal of the director(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the number of directors constituting the entire board of directors at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the shareholders of the Company in accordance with the Bylaws of the Company or (ii) at any annual or special shareholders meeting, vote in favor of such motions; which consents or motions propose to fix the number of directors constituting the entire board of directors at five (5).

         Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending the articles or bylaws of the Company), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this
Section 9.4 are given full effect.

         9.5 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required by this Agreement to indemnify another party to this Agreement in respect of such act, omission or other matter.

         9.6 Post-Closing Capital Contributions. All parties to this Agreement acknowledge and agree that no shareholder of the Company, or any other party, has any obligation existing on the Closing Date to make a capital contribution to the Company.

         9.7 Stock Legend. On and after the Closing, each certificate or document representing Seller's ownership of any of the Company's capital stock, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                           IN  ADDITION,  SHARES  MAY  BE  TRANSFERRED  ONLY  IN
                  COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President

with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701

Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578


Seller:                         Stephen and Andrea Turner Family Trust
                                250 Stonewall Road
                                Berkeley, California   94705

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Prime:                                      Prime/BDR Acquisition, L.L.C.

                                            By: /s/ Cheryl Williams

                                            Printed Name: Cheryl Williams

                                            Title: Vice President



Seller:                                  /s/ Stephen G. Turner, M.D.
                                         /s/ Andrea J. Turner
                                        Printed Name:   Stephen G. Turner, M.D.,
                                                Trustee under the Stephen and
                                                Andrea Turner Family Trust
                                                Andrea J. Turner, Trustee


Company:                            Horizon Vision Center, Inc.

                                            By: /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            Title: President

                                TABLE OF EXHIBITS

EXHIBIT A:                 Form of Exclusive Use Agreement

EXHIBIT B:                 Form of Assignment and Security Agreement

EXHIBIT C:                 Form of Amended and Restated Bylaws of Seller

                            STOCK PURCHASE AGREEMENT

                                      Among

                          PRIME/BDR ACQUISITION, L.L.C.


                           --------------------------


                                       and

                           Horizon Vision Center, Inc.

                              --------------------


                             Dated September 1, 1999

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is entered into to be effective as of September 1, 1999 (the "Effective Time"), among Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime"), Horizon Vision Center, Inc., a Nevada corporation (the "Company") and Medical Vision Technology Profit, Sharing Plan for the benefit of Stephen Wilmarth, M.D., a shareholder of the Company ("Seller").

         The parties hereto agree as follows:

                                    ARTICLE I

                         Agreement of Purchase and Sale

     1.1 Agreement. Upon the basis of the representations and warranties, for the consideration, and subject to the terms and conditions set forth in this Agreement, Prime agrees to purchase from Seller, as of the Effective Time, 13,876 authorized and issued shares of the Company's $0.01 par value common stock presently owned by Seller and evidenced by stock certificate number C-31 (collectively, the "Capital Stock"). The purchase price for the Capital Stock shall be $157,393.00 (the "Purchase Price").

         1.2 Closing.  The closing of the  transactions  contemplated by Section
1.1 (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Frost Bank Plaza, 816 Congress Avenue, Austin, Texas 78701, or at such other location as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Payment of Purchase Price. The Purchase Price is to be paid to Seller at the Closing by check or money order.

                                   ARTICLE II

                     Representations and Warranties of Prime

         Prime represents and warrants to Seller that each of the following matters is true and correct in all respects as of the Closing (with the understanding that Seller is relying materially on such representations and warranties in entering into and performing this Agreement and each of the other contracts, documents, instruments or agreements to be entered into in connection with or as contemplated by this Agreement, all of which are collectively referred to as the "Transaction Documents"):

         2.1 Due Organization and Principal Executive Office. Prime is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Prime is controlled by Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), and PMOI is a direct or indirect wholly owned subsidiary of PMSI. Prime's principal executive offices are located at 1301 Capital of Texas Highway, Austin, Texas 78746.

         2.2 Due Authorization. Prime has full corporate power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Prime in connection herewith. This Agreement and each Transaction Document required herein to be executed by Prime have been duly and validly authorized, executed and delivered by Prime and constitute the valid and binding obligations of Prime enforceable against it in accordance with its terms. The execution, delivery, and performance of this Agreement and each Transaction Document required herein to be executed by Prime will not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Prime or its properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Prime is a party or by which it or its properties are bound,
(c) permit the acceleration of the maturity of any indebtedness of, or any indebtedness secured by the property of, Prime or (d) violate or conflict with any provision of the organizational documents of Prime. No action, consent, or approval of, or filing with, any federal, state, county, or local governmental authority is required by Prime in connection with the execution, delivery or performance of this Agreement or any Transaction Document.

         2.3 Brokers and Finders. Prime has not engaged, or caused to be incurred any liability to, any finder, broker, or sales agent (and has not paid, and will not pay, any finder's fee or similar fee or commission to any person) in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

         2.4 Claims and Proceedings. Prime is not a party to any claims, actions, suits, proceedings, or investigations, at law or in equity, before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality which seeks to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof; and, to the knowledge of Prime, no such claim, action, suit, proceeding or investigation is threatened.

                                   ARTICLE III

                    Representations and Warranties of Seller

         Seller hereby represents and warrants to Prime that each of the following matters is true and correct in all respects as of the Closing Date (with the understanding that Prime is relying materially on each such representation and warranty in entering into and performing this Agreement), which representations and warranties shall also be deemed made as of the Effective Time and which shall survive the Closing:

         3.1 Due Authorization. Seller has full power and authority to enter into and perform this Agreement and each Transaction Document required to be executed by Seller in connection herewith. This Agreement and each such Transaction Document has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. The execution, delivery, and performance of this Agreement, and each Transaction Document required herein to be executed by Seller do not (a) violate any federal, state, county, or local law, rule, or regulation applicable to Seller or the Capital Stock, (b) violate or conflict with, or permit the cancellation of, any agreement to which Seller is a party, or by which Seller or the Capital Stock is bound, or result in the creation of any lien, security interest, charge, or encumbrance upon the Capital Stock, or
(c) permit the acceleration of the maturity of any indebtedness of Seller. No action, consent, waiver or approval of, or filing with, any federal, state, county or local governmental authority is required by Seller in connection with the execution, delivery, or performance of this Agreement (or any Transaction Document).

     3.2 Stock Transferred. The Capital Stock transferred by Seller to Prime at the Closing will be free of any liens, claims or encumbrances whatsoever.

         3.3 Ownership. Immediately following the Closing Date, except as set forth on Schedule 3.3, Seller does not own (i) any shares of equity or other voting securities of the Company, (ii) any securities of the Company convertible into or exchangeable for shares of equity or other voting securities of the Company, (iii) any options or other rights to acquire from the Company, or any obligation of the Company to issue or sell, equity or other voting securities of the Company, or securities of the Company convertible into or exchangeable for such equity or voting securities, and (iv) any equity equivalents, interests in the ownership or earnings, rights to participate in the election of directors or other similar rights of or with respect to the Company.

         3.4 Claims and Proceedings. No inquiry, action, or proceeding has been asserted, instituted, or threatened against Seller to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

                                   ARTICLE IV

                                    Covenants

     4.1 Cooperation Relating to Financial Statements. The Company agrees to cooperate with Prime in the preparation of any financial statements of the Company which Prime or its affiliates may be required by any applicable law to prepare.

     4.2 Capital Contributions. The parties acknowledge and agree that any capital contributions to the Company after the date of this Agreement shall be governed by the organizational documents of the Company.

         4.3 Issuance of Stock. The Company agrees that it will not after the Closing, without the prior written consent of Prime in each instance, issue any equity securities or other ownership interests in the Company, or any securities or rights convertible into, or exchangeable or exercisable for, any such equity securities or other ownership interests in the Company.

         4.4 Distribution of Working Capital. In accordance with the resolutions adopted by Horizon on August 10, 1999, the parties agree that all cash in excess of the minimum amount of Working Capital (as hereinafter defined) required pursuant to Section 5.2(h) shall be distributed within thirty (30) days of the Closing (as dividends) to the shareholders of Horizon existing on August 1, 1999.

                                    ARTICLE V

                              Conditions to Closing

     5.1 Prime's Closing Obligations. At the Closing, Prime shall (each of which is a condition to the obligations of Seller to close):

                  (a)      deliver the Purchase Price to Seller;

                    (b) execute and deliver each of the Transaction Documents to which it is a party; and

                    (c)  deliver  such  good  standing   certificates,   officer
               certificates, and similar documents and certificates as counsel for Seller may reasonably require.

     5.2 Seller's and the Company's Closing Obligations. At the Closing, Seller and the Company agree that (each of which is a condition to the obligations of Prime to close):

     (a) each of them will execute and deliver each of the Transaction Documents to which it is a party;

                  (b) a sufficient number of the shareholders of the Company shall have entered into stock purchase agreements (the "Related Acquisitions") for the sale of all or part of their capital stock of the Company, pursuant to which, immediately after the Closing of this transaction, Prime will own not less than sixty percent (60%) of the Company's issued and outstanding capital stock, considering all classes of stock, and assuming the conversion, exercise or exchange of all rights, options, or other securities convertible into or exercisable or exchangeable for any shares of the Company's capital stock;

                  (c) each of the shareholders of the Company existing immediately prior to the Closing (including Seller) that is a physician or other licensed medical professional shall have executed and delivered to Prime an Exclusive Use Agreement in substantially the form attached hereto as Exhibit A;

                  (d) Seller, and each of the other Company shareholders selling Company stock to Prime in a Related Acquisition (the "Selling Shareholders"), who will remain a shareholder of the Company after the Closing shall have executed and delivered to Prime an Assignment and Security Agreement, in substantially the form attached hereto as Exhibit B, granting a security interest in such shareholder's remaining stock in the Company to secure the performance by such shareholder under any agreement it has with Prime or any of Prime's affiliates;

                  (e) the Company shall have adopted, after obtaining all necessary approvals and consents, the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit C, which shall contain provisions governing its board of directors that are consistent with the provisions of Section 9.4 of this Agreement, including, without limitation, that the number of directors serving on its board of directors of the Company shall be five (5);

                  (f) at the Closing, the Company's board of directors shall consist of three (3) individuals designated by Prime and listed on Schedule 5.2(f) hereto, and two (2) individuals designated by a majority of the shareholders of the Company immediately prior to Closing and listed on Schedule 5.2(f) hereto;

                  (g) the Company shall have delivered to Prime true and correct copies of resignations, effective as of the Closing Date, from each of the persons holding the offices set forth on Schedule 5.2(g) hereto, and the persons listed on Schedule 5.2(g) hereto shall have been elected or appointed to the office set forth opposite their name;

                  (h) As of the Closing Date, the amount of Working Capital of the Company shall be at least $100,000 (for purposes of this Agreement, "Working Capital" means the difference between (i) cash, cash equivalents, prepaid expenses and Accounts Receivable less than sixty (60) days old and (ii) accounts payable and other liabilities and payment obligations due in the following twelve (12) months, all as determined in accordance with GAAP); and

                  (i) each of them, and each Selling Shareholder, shall have delivered such good standing certificates, officer certificates, and similar documents and certificates as counsel for Prime may have reasonably requested.

                                   ARTICLE VI

                            Indemnification of Prime

         6.1      Indemnification of Prime.

                  (a) The Company agrees to indemnify and hold harmless Prime, each subsidiary and/or affiliate of Prime (including, without limitation, PMOI and PMSI) and each shareholder, member, partner (or other owner), officer, director, agent, employee, representative and affiliate of any of the foregoing (collectively, the "Prime Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnified Costs") in connection with the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller or the Company of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(a) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $25,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

                  (b) Seller agrees to indemnify and hold harmless each Prime Indemnified Party from and against any and all Indemnified Costs in connection with the commencement or assertion of any third-party action which any of the Prime Indemnified Parties may sustain, arising out of any breach or default by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Prime Indemnified Party shall be entitled to assert any claim for indemnification under this Section 6.1(b) unless and until such time as all claims of all Prime Indemnified Parties, taken together, exceed $10,000 in the aggregate, at which time all claims of such Prime Indemnified Parties may be asserted individually or in combination (beginning with the first dollar).

         6.2 Defense of Third-Party Claims. A Prime Indemnified Party shall give prompt written notice to the Company and, if applicable, Seller (collectively in instances involving the Seller, the "indemnifying party"), of the commencement or assertion of any third party action in respect of which such Prime Indemnified Party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such Prime Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices the indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Prime Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action;

                  (b) The indemnifying party shall obtain the prior written approval of the Prime Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Prime Indemnified Party;

                  (c) The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Prime Indemnified Party; and

                  (d) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Prime Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the Prime Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Prime Indemnified Parties under this Agreement) on the part of the indemnifying party, without the prior written consent of the indemnifying party.

                  (e) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Prime Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Prime Indemnified Party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the Prime Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

         6.3 Limitation of Seller's Liability. Notwithstanding anything to the contrary contained in this ARTICLE, the aggregate liability of Seller to all Prime Indemnified Parties for all Indemnified Amounts payable by Seller under
Section 6.1(b) shall be limited to the aggregate Purchase Price received by Seller under this Agreement, plus the greater of (a) the value of all remaining equity interests which Seller holds in the Company at the time of Closing or (b) the value of all remaining equity interests which Seller holds in the Company at the time an Indemnified Amount is required to be paid.

                                   ARTICLE VII

                    Indemnification of Seller and the Company

         7.1 Indemnification of Seller and the Company. Prime agrees to indemnify and hold harmless Seller and the Company, and each of the Company's directors, officers, shareholders, agents, employees and representatives (collectively, the "Seller Indemnified Parties"), from and against any and all Indemnified Costs in connection with the commencement or assertion of any third party action which any of the Seller Indemnified Parties may sustain, arising out of any breach or default by Prime of any of the representations, warranties, covenants or agreements contained in this Agreement or any Transaction Document.

                  Notwithstanding the foregoing, no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section 7.1 unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $25,000 in the aggregate, at which time all claims of such Seller Indemnified Party may be asserted (beginning with the first dollar).

         7.2 Defense of Third-Party Claims. A Seller Indemnified Party shall give prompt written notice to Prime of the commencement or assertion of any third party action in respect of which such Seller Indemnified Party shall seek indemnification hereunder. Any failure so to notify Prime shall not relieve Prime from any liability that it may have to such Seller Indemnified Party under this ARTICLE unless the failure to give such notice materially and adversely prejudices Prime. Prime shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

     (a) The Seller Indemnified Party shall be entitled, at his or its own expense, to participate in the defense of such third-party action;

                  (b) Prime shall obtain the prior written approval of the Seller Indemnified Party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Seller Indemnified Party;

                  (c) Prime shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such third-party action by each claimant or plaintiff to, and in favor of, each Seller Indemnified Party; and

                  (d) Prime shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Seller Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action as to which Prime fails to assume the defense within thirty (30) days; provided, however, that the Seller Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability (other than liability to Seller Indemnified Parties under this Agreement) on the part of Prime without the prior written consent of Prime.

                  (e) Prime shall make payments of all amounts required to be made pursuant to the foregoing provisions of this ARTICLE to or for the account of the Seller Indemnified Party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the Seller Indemnified Party has agreed in writing to reimburse Prime for the full amount of such payments if the Seller Indemnified Party is ultimately determined not to be entitled to such indemnification.

                  (f) The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this ARTICLE and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                                  ARTICLE VIII

                              Restrictive Covenants

         8.1 Confidentiality Agreement. Seller and the Company each agree that it has been and may continue to be, through its relationship with Prime, be exposed to confidential information and trade secrets pertaining to, or arising from, the business of Prime and/or each of Prime's present or future affiliates (which includes, without limitation, Prime, PMOI, PMSI and each of their present or future affiliates) (individually and collectively, "Discloser"), that such information and trade secrets are unique and valuable and that Discloser would suffer irreparable injury if this information or trade secrets were divulged to those in competition with Discloser. Therefore, Seller and the Company each agree to keep in strict secrecy and confidence, both during and after the period during which Prime owns any interest in the Company, any and all information concerning Discloser which Seller or the Company acquires, or to which Seller or the Company has access through its relationship with Discloser, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge by Discloser's competitors (collectively, "Proprietary Information"). The Proprietary Information covered by this Agreement shall include, but shall not be limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser.

         Except with prior written approval of Discloser, neither Seller nor the Company will: (i) directly or indirectly, disclose any Proprietary Information to any person except authorized personnel of Discloser or (ii) use Proprietary Information in any way. Within forty-eight (48) hours of the time at which Prime's and its affiliates' aggregate voting equity interests in the Company constitute less than fifty percent (50%) of the outstanding voting equity interests of the Company, whether the disposition resulting in such ownership is voluntary or involuntary, each of Seller and the Company will deliver to Prime (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which Seller or the Company has prepared, that contain Proprietary Information or relate to Discloser's business, all other tangible Proprietary Information in Seller's or the Company's possession or control, and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in possession or under Seller's or the Company's control.

         8.2 Agreement by Seller and the Company. Seller and the Company each hereby agrees that, until the fifth (5th) anniversary of the Closing Date, neither Seller nor the Company will directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, employee, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Prime, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in
(i) or (ii);

                  (b) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prime, or any affiliate or related entity of Prime, to withdraw, curtail, or cancel its business with Prime or such affiliate or related entity; or

                  (c) Directly or indirectly hire any employee of Prime, or any affiliate or related entity of Prime, or induce or attempt to influence any employee of Prime or any such affiliate or related entity to terminate his or her employment with Prime or any such affiliate or related entity.

         8.3 Restrictions Reasonable. Seller and the Company have each reviewed and carefully considered the provisions of this ARTICLE and, having done so, agrees that the restrictions applicable to it as set forth herein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other parties hereto for whose benefit such restrictions were agreed upon.

         8.4 Remedies. Seller and the Company each agrees that a violation on its part of any applicable covenant contained in this ARTICLE will cause the other parties hereto for whose benefit such restrictions were agreed upon irreparable damage for which remedies at law may be insufficient, and for that reason, Seller and the Company each agrees that the other parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other parties may have, including, specifically, recovery of additional damages.

                                   ARTICLE IX

                             Post Closing Agreements

         9.1 Right of Set Off. Seller and the Company each agrees that Prime shall have rights of offset against distributions to Seller in respect of any ownership interest it may have in the Company immediately following the Closing or at any time thereafter arising, for any and all debts, obligations or liabilities that Seller may have to Prime, including, without limitation, any liability arising out of or relating to any obligation arising under Seller's or the Company's indemnity obligations under this Agreement or any Transaction Document. Seller hereby authorizes the Company, and appoints the Company as its attorney in fact, to pay such offset amounts to Prime and to take all other actions necessary in connection with such payment. The Company agrees to promptly remit any and all such offset amounts to Prime upon request.

         9.2      Special Options to Sell or Acquire Remaining Capital Stock.

                  (a) Prohibition on Sale. Notwithstanding anything in this Agreement to the contrary, Seller agrees that it will not transfer, assign, pledge, hypothecate, or in any way alienate any of its shares of capital stock of the Company, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the provisions of this Section or Section 9.3, or except pursuant to that certain Assignment and Security Agreement by and between Prime or one of its affiliates and Seller, dated as of the date of this Agreement (the "Security Agreement"). Any purported transfer in violation of this Section or Section 9.3 shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. Seller agrees that the Company may, and the Company agrees to, issue stop-transfer orders, or take any other necessary action, to ensure that the foregoing provisions of this Section and Section 9.3 are given full effect.

                  (b) Option to Sell. Upon (i) the death, retirement (only if Seller is a physician and only as defined below), bankruptcy, insolvency, disability (only if Seller is a physician and only as defined below) or incompetency of Seller, (ii) any other involuntary transfer of any capital stock of the Company now or hereafter owned by Seller, or any interest therein (including, without limitation, transfers of interests upon divorce or death of a spouse of Seller, but excluding any transfers governed by Section 9.3), or
(iii) the performance by Seller, during any one-month period, of greater than thirty (30%) of his or her professional medical activities outside of a two hundred (200) mile radius of the center or facility primarily utilized by Seller prior to the date of this Agreement; the Seller's executor, administrator, trustee, custodian, receiver or other legal or personal representative (the "Representative"), or Seller, in the case of retirement or departure, shall give written notice of that fact to the Company. In such event, the Representative or Seller shall have a period of sixty (60) days (the "Put Period") following the date of such death, retirement, bankruptcy, insolvency, disability, incompetency or shift in the geographical location of Seller's practice, as the case may be, within which time it may require that the Company purchase (subject to the remaining provisions of this subsection) all of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving notice of such election in writing to Company. The Company may, in its sole discretion, offer all or a portion of such capital stock to its shareholders, on a pro rata basis in relation to each shareholder's percentage ownership of the Company, but any agreement by the shareholders to purchase all or a portion of such capital stock shall not limit the Company's obligation to purchase within the time frame set forth in this Section. If the Company has offered all of such capital stock to its shareholders, and the shareholders have not committed to purchase all of such capital stock within five (5) days from the date of offer, then the Company may, in its sole discretion, offer all or a portion of the remaining capital stock to Prime, in which event Prime must participate in such purchase upon the same terms and conditions as the Company. For purposes of this Agreement, (x) "disability" shall apply only if Seller is a physician and shall mean any condition which in the reasonable judgment of a majority of the managers of Prime, would impair Seller's ability to materially perform his or her routine duties for a period of six (6) months or more, (y) "retirement" shall apply only if Seller is a physician and shall mean the cessation of the routine practice of medicine (provided that any physician who transfers his or her entire practice to a licensed medical professional meeting the Company's then current credentialing program shall not be deemed to have retired for purposes of this subsection), and (z) "incompetent" shall mean a state of legal incompetence as declared by a court of valid jurisdiction.

                  (c) Option to Buy. In the event that the option  described  in
Section 9(b) arises and the Representative or Seller, as the case may be, fails to make the election described in Section 9(b) within the Put Period, Prime shall at all times thereafter have the option to purchase all or any portion of Seller's capital stock of the Company, upon the terms and conditions hereinafter set forth, by giving written notice of such election in writing to Seller. In addition, Prime may, in its sole discretion, transfer its purchase right granted under this subsection (or stock acquired pursuant to an exercise of its purchase right granted under this subsection) to Horizon or any of the physician shareholders of the Company.

                  (d) Purchase Price. The purchase price to be paid pursuant to this Section shall be paid in immediately available funds at the closing of the transfer of capital stock pursuant to this Section. If the parties do not otherwise agree within thirty (30) days of the day on which the option to purchase or sell hereunder is exercised, then Prime shall, at its own expense, select an appraiser to value the capital stock being transferred. If Seller or Representative does not agree with the value determined by the appraiser of Prime, Seller or Representative may, at its own expense, select its own appraiser to value the capital stock being transferred. If the two appraisers cannot agree on the value of the capital stock being transferred, the two appraisers shall mutually select a third appraiser to value the capital stock being transferred, and any valuation determined by such third appraiser shall be final, binding and conclusive. The cost of any third appraiser shall be borne by Seller.

                  (e) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice under either Section 9(b) or
Section 9(c). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

9.3      Right of First Refusal.

                  (a) If there is no  option  to sell or buy  outstanding  under
Section 9.2 (except in connection with a sale by a physician of all of his or her practice upon retirement), and Seller intends to voluntarily transfer any portion of its capital stock of the Company to any person or entity other than Prime, then Seller shall give written notice to Prime stating (i) the intention to transfer such capital stock, (ii) the number of shares to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

                  (b) Prime shall have, and may exercise within sixty (60) days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the capital stock of the Company owned by Seller, at the per share price and upon the other terms stated in the notice of intent to transfer. Prime may elect to exercise its option under this Section by delivering notice thereof to Seller. If Prime elects not to purchase all or any portion of such capital stock prior to the expiration of said sixty (60) day period, Seller shall have thirty (30) days to complete the sale and purchase contemplated in the notice of intent to transfer, and after such thirty (30) day period, the provisions of this Section shall apply fully to any such capital stock not transferred. The purchase price pursuant to this Section shall be paid in immediately available funds at the closing of the transfer pursuant to this Section.

                  (c) Seller and Prime acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by Seller is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

                  (d) The closing of any purchase and sale of capital stock pursuant to this Section shall take place at the principal office of Prime or such other place designated by Prime and Seller, on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) following the delivery of notice of Prime's election to purchase pursuant to Section 9(b). At such closing, Seller shall execute all documents and take such other actions as may be reasonably necessary to deliver to Prime such capital stock, and any certificates representing same, free and clear of all liens, claims, encumbrances or restrictions of any kind or nature whatsoever, except those imposed under the Security Agreement.

         9.4 Voting Agreement. Each of the parties hereto agrees that it will vote all of the shares of capital stock of the Company owned by it, at any time after the execution of this Agreement, in accordance with the terms of this
Section 9.4. Any additional shares of voting capital stock or other voting securities of the Company, or the voting rights related thereto, whether presently existing or created in the future, that may be owned, held, or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by the parties at any time after the execution of this Agreement, whether issued incident to any stock split, stock dividend, increase in capitalization, recapitalization, merger, consolidation, share exchange, reorganization, or other transaction, shall be shall be subject to the terms of this Section (all such stock presently held or controlled, together with such additional stock, the "Subject Shares"). At each election of directors of the Company, the parties and any transferee or assignee of any Subject Shares from the parties (the "Transferee") shall, in accordance with the procedure set forth below, vote the Subject Shares as necessary to elect five
(5) persons, designated in accordance with the procedures below, to the board of directors of the company. Three (3) of the directors (the "Prime Designees") shall be designated in writing by Prime or its Transferee. The remaining two (2) directors (the "Other Stockholder Designees") shall be jointly designated in writing by stockholders of the corporation other than Prime (or any entity other than the Company that is controlled by, controlling or under common control with Prime) (the "Other Stockholders") holding a majority of the aggregate voting equity stock held by all Other Stockholders. For purposes of this Section, the Prime Designees and the Other Stockholder Designees are sometimes referred to individually as a "Designated Director" and collectively as "Designated Directors." During the term of this Agreement, the parties shall, in accordance with the procedure set forth below, (i) vote their Subject Shares and use their best efforts in any event to ensure that the number of directors which shall constitute the entire board of directors of the Company shall remain at five
(5), (ii) vote their Subject Shares in favor of the removal of a Designated Director if Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) instruct in writing that such Designated Director shall be removed from office and (iii) upon any removal of a Designated Director pursuant to (ii) above, vote their Subject Shares in favor of the election of a replacement director designated in writing by Prime or a majority in interest of the Other Stockholders (whichever designated the respective director). None of the parties to this Agreement shall approve or authorize the removal of any Designated Director unless Prime or a majority in interest of the Other Stockholders (whichever designated the respective director) shall have authorized in writing such Designated Director's removal. To the extent that any party or parties entitled to designate a director pursuant to this Section fail to designate a replacement Designated Director under this Section, the position vacated shall remain vacant until such time as a new director is designated and elected pursuant to the terms hereof.

         Upon delivery of any written notice designating or removing one or more directors pursuant to this Section, the parties hereto and any Transferee shall either (i) sign a written consent, prepared for execution by the stockholders of the Company in accordance with the Bylaws of the Company, which consent elects or removes the director(s) designated in writing to be elected or removed in accordance with this Section or (ii) at any annual or special shareholders meeting at which director(s) are to be elected or removed, vote in favor of the election or removal of the director(s) designated in writing to be elected or removed in accordance with this Section. If necessary to fix the number of directors constituting the entire board of directors at five (5), the parties hereto shall either (i) sign such written consents prepared for execution by the shareholders of the Company in accordance with the Bylaws of the Company or (ii) at any annual or special shareholders meeting, vote in favor of such motions; which consents or motions propose to fix the number of directors constituting the entire board of directors at five (5).

         Each of the parties hereto agrees to take such actions, and execute such documents, agreements or instruments (including, without limitation, consents amending the articles or bylaws of the Company), as may be necessary, due to changes in the law or otherwise, to ensure that the provisions of this
Section 9.4 are given full effect.

         9.5 Limited Waiver of Indemnity. Each party to this Agreement waives any right to indemnification by, and agrees not to seek any indemnification from, the Company for any act, omission or other matter (whether arising under the Company's organizational documents or otherwise), to the extent that such party is required by this Agreement to indemnify another party to this Agreement in respect of such act, omission or other matter.

         9.6 Post-Closing Capital Contributions. All parties to this Agreement acknowledge and agree that no shareholder of the Company, or any other party, has any obligation existing on the Closing Date to make a capital contribution to the Company.

         9.7 Stock Legend. On and after the Closing, each certificate or document representing Seller's ownership of any of the Company's capital stock, and each certificate or document that may be issued and delivered by the Company upon transfer of such certificate, shall contain a legend conspicuously noted in substantially the following form:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                           IN  ADDITION,  SHARES  MAY  BE  TRANSFERRED  ONLY  IN
                  COMPLIANCE WITH CERTAIN CONDITIONS SPECIFIED IN A CERTAIN STOCK PURCHASE AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER 1, 1999, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Collateral Agreements, Amendments, and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto.

         10.2 Successors and Assigns. No party's rights or obligations under this Agreement may be assigned without the prior written consent of all parties hereto, except that Prime may assign its rights and obligations hereunder to any entity, more than 50% of the voting equity ownership interests of which is at the time owned, directly or indirectly, by PMSI. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         10.3 Expenses. Except as set forth in the following sentence, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with this Agreement, including the fees and disbursements of its legal counsel and accountants.

         10.4 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.5 Waiver. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         10.6 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Prime:                          1301 Capital of Texas Highway
                                Suite C-300
                                Austin, Texas  78746
                                Attention:  President

with a copy to:                 Mr. Timothy L. LaFrey
                                Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                816 Congress Avenue, Suite 1900
                                Austin, Texas  78701

Company:                        Horizon Vision Centers, Inc.
                                14895 East 14th Street, Suite 400
                                San Leandro, California   94578


Seller:                         Medical Vision Technology Profit Sharing Plan
                                FBO Stephen Wilmarth, M.D.
                                9824 Carlton Court
                                Granite Bay, California   95746

         Each party may change its address for purposes of this Section by proper notice to the other parties.

         10.7 Survival of Representations, Warranties, and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         10.8 Further Assurances. At, and from time to time after, the Closing, each party shall, at the request of another party, but without further consideration, execute and deliver such other instruments of conveyance, assignment, assumption, transfer and delivery and take such other action as such party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         10.9 Construction, Knowledge and Materiality. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $10,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to Prime, it shall mean such items as are within the actual knowledge of Ken Shifrin, Cheryl Williams, Mark Rosenberg and Dr. Jenkins.

     10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.11 Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

10.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Prime:                                      Prime/BDR Acquisition, L.L.C.

                                            By: /s/ Cheryl Williams

                                            Printed Name: Cheryl Williams

                                            Title: Vice President



Seller:                                  /s/ Stephen Wilmarth, M.D.
                                        Printed Name:   Stephen Wilmarth, M.D.,
                                                Trustee under the Medical Vision
                                                Technology Profit Sharing Plan,
                                                for the benefit of Stephen
                                                Wilmarth, M.D.


Company:                            Horizon Vision Center, Inc.

                                            By: /s/ David P. Bates III

                                            Printed Name: David P. Bates III

                                            Title: President

                                TABLE OF EXHIBITS

EXHIBIT A:                 Form of Exclusive Use Agreement

EXHIBIT B:                 Form of Assignment and Security Agreement

EXHIBIT C:                 Form of Amended and Restated Bylaws of Seller